December 31, 2000


Berger Institutional
Products Trust
Annual Report



[BERGER FUNDS LOGO]



BERGER IPT-GROWTH FUND
BERGER IPT-GROWTH AND INCOME FUND
BERGER IPT-SMALL COMPANY GROWTH FUND
BERGER IPT-NEW GENERATION FUND
BERGER IPT-INTERNATIONAL FUND

This report reflects the financial position of each Fund at December 31, 2000 and the results of operations and changes in their net assets for the periods indicated.

                                                                Berger IPT Funds

TABLE OF CONTENTS
================================================================================

BERGER IPT FUNDS

Berger IPT-Growth Fund .................................................   4

Berger IPT-Growth and Income Fund ......................................   8

Berger IPT-Small Company Growth Fund ...................................  12

Berger IPT-New Generation Fund .........................................  16

Berger IPT-International Fund ..........................................  20

FINANCIAL STATEMENTS AND NOTES

Statements of Assets and Liabilities ...................................  25

Statements of Operations ...............................................  26

Statements of Changes in Net Assets ....................................  27

Notes to Financial Statements ..........................................  30

FINANCIAL HIGHLIGHTS ...................................................  34

REPORT OF INDEPENDENT ACCOUNTANTS ......................................  39

This material must be preceded or accompanied by a prospectus. Berger Distributors LLC ~ Member NASD (2/01)

                              Berger IPT Funds o December 31, 2000 Annual Report

4

BERGER IPT-
GROWTH FUND
                              Ticker Symbol                                BGROX
                              PORTFOLIO MANAGER COMMENTARY     JAY W. TRACEY III
================================================================================

MARKET CONDITIONS

The stock market was roiled by high volatility during the year. After a precipitous sell-off in growth stocks that ushered in the new year, the market rallied towards the end of January and through February, with technology stocks leading the way. A large sell-off, this time in Nasdaq stocks, began after the market's March 10th peak and continued through May. Much of this correction was centered on companies that investors perceived as having high stock valuations, particularly those in the technology sector. The period ended with a selective rally in June by solid companies that have strong fundamentals. The second half of the year was not much better.

After a seesaw third quarter, characterized by a sell-off in July, surprising strength in August and weakness again in September, fourth-quarter performance was down, led by continued weakness in technology stocks. The year ended with the tech-heavy Nasdaq Composite Index(1) down 39.29% and stood more than 50% below its high last March. Other indices were also down, but not as much. The S&P 500 Index(2) declined 9.10%, while the "old economy" Dow Jones Industrial Average(3) was down 4.69%. Value stocks outperformed growth stocks throughout the year, in part because of technology, but also because valuations became more important to investors as interest rates increased and profit growth expectations came down with the slowdown in the economy.

During the third quarter, there was growing recognition that the economy was slowing. In the fourth quarter, evidence mounted that it was slowing rapidly. Fears of recession increased as economic data were reported, and the risk of recession is clearly higher now than at any other point in the past six months. The Federal Reserve Board acknowledged this at its December meeting by moving from a tightening to an easing bias. Subsequently, on January 3, 2001, the Fed announced a .50% cut in short-term interest rates. Unfortunately, this positive note is more than offset by earnings concerns.

FUND PERFORMANCE

Against this backdrop, the Berger IPT-Growth Fund (the "Fund") declined 17.51% for the year compared with the 9.10% decline of the S&P 500 Index.

Technology, the Fund's largest sector and the market's worst performing sector this reporting period, was the problem. Our key holdings resisted the bear market in the third quarter of 2000, but, as the technology sell-off deepened in the fourth quarter, the carnage spread to higher-quality stocks such as Corning, JDS Uniphase, EMC, Cisco Systems, Sun Microsystems and Siebel Systems. These stocks were down 30%-50% for the quarter. Although we trimmed positions in some of these holdings, mainly to reduce risk during the slowdown that has materialized, prices have declined so much that we are now more inclined to be buyers of these high-quality stocks.

The Fund's consumer services holdings, consisting of broadcast/media stocks, were also weak. The surprisingly steep economic slowdown hurt advertising, which constitutes these companies' primary revenue base. However, a decline in interest rates will help lower borrowing costs going forward, and in the next few months we expect advertising trends to improve. We cut back our holdings but have decided to stay with remaining positions such as Clear Channel Communications, Viacom, and AOL/Time Warner, which we believe are high-quality companies now attractively priced.

After a strong year, the Fund's energy holdings turned in flat performances during the fourth quarter. We used this period of weakness to add somewhat to our energy positions. We entered the last half of our fiscal year overweighted and particularly enthusiastic about the potential for earnings growth in natural gas and services companies.

Healthcare results for the year were mixed. Pharmaceutical holdings such as American Home Products and Pfizer did well toward the end of the year, mainly because of their defensive characteristics, while more aggressive holdings such as Immunex and Applera Corp.-Applied Biosystems were down. We remain focused on companies with strong product pipelines that we think will be good performers even if the market moves away from defensive growth in 2001 and begins to favor cyclicals.

On the downside, the Fund's poor performers included companies such as EchoStar, QUALCOMM and Clear Channel Communications. Clear Channel was the victim of profit-taking and short-selling pressure after its recent acquisition of SFX. We are optimistic about this acquisition, however, and expect it to add to Clear Channel's growth rate over the next 24-36 months. All of these companies were the victims of their own success, seeing their stock prices decline significantly during the most recent market correction.

OUTLOOK

The coming year will likely be a lower-growth year for the economy and corporate profits. We believe the bear market in technology is mostly behind us and that there are good long-term prospects for the sector. Our objective is to be positioned in stocks that are most likely to rebound quickly and strongly when the market recovers based upon fundamental strength of the underlying companies. The energy sector is likely to be a bright spot in terms of earnings growth. We are also optimistic about the outlook for a wide variety of healthcare stocks. Most consumer stocks are uninteresting, but, over the next few months, broadcasters may become more attractive as interest rates decrease and the growth outlook for advertising spending improves. We are less optimistic about retailing, but that could change if the economy reaccelerates. For now, we remain underweighted and very selective in the consumer sector.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Nasdaq Composite is an unmanaged index, that consists of the common stocks of nearly 5,000 companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(3) The Dow Jones Industrial Average is an unmanaged index, that consists of the common stocks of 30 "blue chip" U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

Berger IPT Funds o December 31, 2000 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-GROWTH FUND

Comparison of Change in Value of Berger IPT-Growth Fund vs. S&P 500 Index

                                    [GRAPH]


                                        12/31/00

Berger IPT-Growth Fund                  $16,909

S&P 500 Index                           $21,678


Average Annual Total Return as of December 31, 2000

One Year                           (17.51)%

Life of Fund (5/1/96)               11.90%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

================================================================================
SCHEDULE OF INVESTMENTS

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.05%)
Computer - Local Networks (1.03%)
       1,320     Brocade Communications
                 Systems, Inc.*                                        $ 121,192
--------------------------------------------------------------------------------

Computer - Manufacturers (1.79%)
       5,360     Palm, Inc.*                                             151,755
       2,112     Sun Microsystems, Inc.*                                  58,872
--------------------------------------------------------------------------------
                                                                         210,627
--------------------------------------------------------------------------------

Computer - Memory Devices (3.73%)
       4,946     EMC Corp.*                                              328,909
       1,700     Network Appliance, Inc.*                                109,198
--------------------------------------------------------------------------------
                                                                         438,107
--------------------------------------------------------------------------------

Computer - Services (0.20%)
         960     StorageNetworks,Inc.*                                    23,820
--------------------------------------------------------------------------------

Computer Software - Enterprise (4.79%)
       1,000     i2 Technologies,Inc.*                                    54,375
       4,250     Oracle Corp.*                                           123,515
       3,470     Siebel Systems, Inc.*                                   234,658
       1,706     VERITAS Software Corp.*                                 149,275
--------------------------------------------------------------------------------
                                                                         561,823
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.05%) - CONTINUED
Diversified Operations (1.54%)
       3,290     Agilent Technologies, Inc.*                           $ 180,127
--------------------------------------------------------------------------------

Electrical - Equipment (1.26%)
       3,080     General Electric Co.                                    147,647
--------------------------------------------------------------------------------

Electronics - Military Systems (1.14%)
       5,810     General Motors Corp. - Class H*                         133,630
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (0.96%)
       2,440     Gemstar-TV Guide
                 International, Inc.*                                    112,545
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (1.70%)
       2,120     Applera Corp. - Applied Biosystems
                 Group                                                   199,412
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (6.82%)
       2,290     Analog Devices, Inc.*                                   117,219
       5,524     Applied Micro Circuits Corp.*                           414,580
       1,000     QLogic Corp.*                                            77,000
       2,050     STMicroelectronics NV - NY Shares                        87,765
       1,870     Vitesse Semiconductor Corp.*                            103,434
--------------------------------------------------------------------------------
                                                                         799,998
--------------------------------------------------------------------------------

                              Berger IPT Funds o December 31, 2000 Annual Report

6

BERGER IPT-
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.05%) - CONTINUED
Finance - Investment Brokers (1.15%)
       4,749     Schwab (Charles) Corp.                               $  134,752
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.43%)
       1,300     Capital One Financial Corp.                              85,556
       1,420     Providian Financial Corp.                                81,650
--------------------------------------------------------------------------------
                                                                         167,206
--------------------------------------------------------------------------------

Internet - ISP/Content (1.43%)
       4,830     America Online, Inc.*                                   168,084
--------------------------------------------------------------------------------

Internet - Network Security/Solutions (6.12%)
       6,966     Cisco Systems, Inc.*                                    266,449
       1,732     Juniper Networks, Inc.*                                 218,340
       5,290     Sapient Corp.*                                           63,149
       2,290     VeriSign, Inc.*                                         169,889
--------------------------------------------------------------------------------
                                                                         717,827
--------------------------------------------------------------------------------

Internet - Software (2.42%)
       3,710     Agile Software Corp.*                                   183,181
         990     Quest Software,Inc.                                      27,781
       4,040     Vignette Corp.*                                          72,720
--------------------------------------------------------------------------------
                                                                         283,682
--------------------------------------------------------------------------------

Media - Cable TV (3.96%)
       8,834     AT&T Corp. - Liberty Media Group*                       119,811
       8,112     EchoStar Communications Corp. -
                 Class A*                                                184,548
       3,070     Time Warner, Inc.                                       160,376
--------------------------------------------------------------------------------
                                                                         464,735
--------------------------------------------------------------------------------

Media - Radio/TV (3.52%)
       3,630     Clear Channel Communications, Inc.*                     175,828
       4,160     Hispanic Broadcasting Corp.*                            106,080
       2,800     Viacom, Inc. - Class B*                                 130,900
--------------------------------------------------------------------------------
                                                                         412,808
--------------------------------------------------------------------------------

Medical - Biomedical/Genetics (9.05%)
       4,010     Amgen, Inc.*                                            256,389
       4,530     Genentech, Inc.*                                        369,195
       4,670     Immunex Corp.*                                          189,718
       1,700     Medarex, Inc.*                                           69,275
       3,710     Medimmune, Inc.*                                        176,920
--------------------------------------------------------------------------------
                                                                       1,061,497
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.05%) - CONTINUED
Medical - Ethical Drugs (6.41%)
       6,042     American Home Products Corp.                         $  383,969
       5,130     Pfizer, Inc.                                            235,980
       2,320     Schering-Plough Corp.                                   131,660
--------------------------------------------------------------------------------
                                                                         751,609
--------------------------------------------------------------------------------

Medical - Products (1.38%)
       3,016     Guidant Corp.*                                          162,675
--------------------------------------------------------------------------------

Oil & Gas - Drilling (8.32%)
       8,506     ENSCO International, Inc.                               289,735
       9,200     Nabors Industries, Inc.*                                544,180
       3,100     Transocean Sedco Forex, Inc.                            142,600
--------------------------------------------------------------------------------
                                                                         976,515
--------------------------------------------------------------------------------

Oil & Gas - Field Services (1.57%)
       2,298     Schlumberger Ltd.                                       183,696
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (3.44%)
       2,540     Cooper Cameron Corp.*                                   167,798
       5,000     Weatherford International, Inc.*                        236,250
--------------------------------------------------------------------------------
                                                                         404,048
--------------------------------------------------------------------------------

Oil & Gas - Production/Pipeline (1.91%)
       2,691     Enron Corp.                                             223,689
--------------------------------------------------------------------------------

Retail - Department Stores (0.79%)
       1,510     Kohls Corp.*                                             92,110
--------------------------------------------------------------------------------

Retail/Wholesale Computers/Cellular (0.91%)
       2,486     RadioShack Corp.                                        106,431
--------------------------------------------------------------------------------

Telecommunications - Cellular (1.16%)
       1,352     VoiceStream Wireless Corp.*                             136,045
--------------------------------------------------------------------------------

Telecommunications - Equipment (10.19%)
       1,450     Ciena Corp.*                                            117,993
       6,210     Corning, Inc.                                           327,965
       3,030     Corvis Corp.*                                            72,151
       2,310     JDS Uniphase Corp.*                                      96,298
       2,900     Nokia Corp. - Spon. ADR                                 126,150
       3,810     Nortel Networks Corp.                                   122,158
       1,590     Redback Networks,Inc.*                                   65,190
       1,262     SDL, Inc.*                                              187,012
       2,157     Sycamore Networks, Inc.*                                 80,348
--------------------------------------------------------------------------------
                                                                       1,195,265
--------------------------------------------------------------------------------

Berger IPT Funds o December 31, 2000 Annual Report

                                                                Berger IPT Funds

================================================================================
SCHEDULE OF INVESTMENTS

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (94.05%) - CONTINUED
Telecommunications - Services (3.60%)
       3,699     Qwest Communications
                 International, Inc.*                                  $ 151,658
       2,500     Time Warner Telecom, Inc. -
                 Class A*                                                158,593
       8,000     Worldcom, Inc.*                                         112,000
--------------------------------------------------------------------------------
                                                                         422,251
--------------------------------------------------------------------------------

Utility - Electric Power (0.33%)
       1,350     Southern Energy, Inc.*                                   38,221
--------------------------------------------------------------------------------
Total Common Stock
(Cost $11,919,367)                                                    11,032,074
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.69%)
    $550,000     State Street Repurchase Agreement,
                 5.65% dated December 29, 2000,
                 to be repurchased at $550,345 on
                 January 2, 2001, collateralized by
                 FHLB Agency Note, 7.09% -
                 September 19, 2003 with a value
                 of $564, 236                                            550,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $550,000)                                                          550,000
--------------------------------------------------------------------------------
Total Investments (Cost $12,469,367) (98.74%)                         11,582,074
Total Other Assets, Less Liabilities  (1.26%)                            148,358
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $11,730,432
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.

See notes to financial statements.


                              Berger IPT Funds o December 31, 2000 Annual Report

8

BERGER IPT-
GROWTH AND
INCOME FUND                   Ticker Symbol                                BGINX
                              PORTFOLIO MANAGER COMMENTARY      STEVEN L. FOSSEL
                                                               JAY W. TRACEY III
================================================================================

MARKET CONDITIONS

The stock market was roiled by high volatility during the year. After a precipitous sell-off in growth stocks that ushered in the new year, the market rallied towards the end of January and through February, with technology stocks leading the way. A large sell-off, this time in Nasdaq stocks, began after the market's March 10th peak and continued through May. Much of this correction was centered on companies that investors perceived as having high stock valuations, particularly those in the technology sector. The period ended with a selective rally in June by solid companies that have strong fundamentals. The last six months of 2000 were just as volatile.

After a seesaw third quarter, characterized by a sell-off in July, surprising strength in August and weakness again in September, fourth-quarter performance was down, led by continued weakness in technology stocks. The year ended with the tech-heavy Nasdaq Composite Index(1) down 39.29% and stood more than 50% below its high last March. Other indices were also down, but not as much. The S&P 500 Index(2) declined 9.10%, while the "old economy" Dow Jones Industrial Average(3) declined 4.69%. Value stocks outperformed growth stocks throughout the year, in part because of technology, but also because valuations became more important to investors as interest rates increased and profit growth expectations came down with the slowdown in the economy.

During the third quarter, there was growing recognition that the economy was slowing. In the fourth quarter, evidence mounted that it was slowing rapidly. Fears of recession increased as economic data were reported, and the risk of recession is clearly higher now than at any other point in the past six months. The Federal Reserve Board acknowledged this at its December meeting by moving from a tightening to an easing bias. Subsequently, on January 3, 2001, the Fed announced a .50% cut in short-term interest rates. Unfortunately, this positive note is more than offset by earnings concerns.

FUND PERFORMANCE

Against this backdrop, the Berger IPT-Growth and Income Fund (the "Fund") underperformed its benchmark, the S&P 500 Index, for the year declining 10.75% compared with the 9.10% decline of the Index.

Technology remains our largest sector. So, despite reducing our technology exposure during the past six months, Fund performance was hurt by the sector's pullback. The average technology stock was down more than 30% in the fourth quarter of 2000 alone, and many of our holdings suffered comparable declines. Previously strong performers such as Corning, Cisco Systems and Network Appliance were down significantly as valuations corrected despite strong business trends. Other holdings, such as Intel and Lucent, suffered declines because of fundamental issues and were sold. We used this weakness to initiate positions in high-quality growth names at newly attractive prices, including SDL, Inc., Vitesse Semiconductor and CIENA. Once its pending merger with JDS Uniphase closes, we believe SDL, Inc., will be the dominant optical component supplier.

In healthcare, pharmaceutical stocks performed well because investors' regulatory fears abated after the election and these stocks are perceived to be immune from an economic slowdown. American Home Products led our healthcare holdings in the fourth quarter. We initiated a position in Schering-Plough because of its strong yet underappreciated new product pipeline.

The outlook for energy services companies is robust as the supply/demand balance for oil and natural gas remains positive. Nabors Industries and Baker Hughes, a recent purchase, performed well.

One of our top-performing stocks in the fourth quarter was Freddie Mac, which benefited from anticipated lower interest rates and an improved regulatory outlook.

On the downside, the Fund's poor performers included companies such as EchoStar and QUALCOMM. Both of these companies were the victims of their own success, seeing their stock prices decline significantly during the most recent market correction.

OUTLOOK

The coming year will likely be a lower-growth year for the economy and corporate profits. We believe the bear market in technology is mostly behind us and that there are good long-term prospects for the sector. Our objective is to be positioned in stocks that are most likely to rebound quickly and strongly when the market recovers based upon fundamental strength of the underlying companies. The energy sector is likely to be a bright spot in terms of earnings growth, in addition to selected financial stocks. We are also optimistic about the outlook for a wide variety of healthcare stocks.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Nasdaq Composite is an unmanaged index, that consists of the common stocks of nearly 5,000 companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(3) The Dow Jones Industrial Average is an unmanaged index, that consists of the common stocks of 30 "blue chip" U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

Berger IPT Funds o December 31, 2000 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-GROWTH AND INCOME FUND

Comparison of Change in Value of Berger IPT-Growth and Income Fund vs S&P 500 Index.

                                    [GRAPH]


                                        12/31/00

Berger IPT-Growth and Income Fund       $24,714

S&P 500 Index                           $21,678


Average Annual Total Returns as of December 31, 2000

One Year                           (10.75)%

Life of Fund (5/1/96)               21.38%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

================================================================================
SCHEDULE OF INVESTMENTS

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (79.64%)
Banks - Money Center (2.92%)
      10,270     Bank of New York Co., Inc.                           $  566,775
      20,893     Citigroup, Inc.                                       1,066,848
--------------------------------------------------------------------------------
                                                                       1,633,623
--------------------------------------------------------------------------------

Banks - Super Regional (2.18%)
      20,445     Fifth Third Bancorp.                                  1,221,588
--------------------------------------------------------------------------------

Commercial Services - Advertising (1.12%)
       7,590     Omnicom Group, Inc.                                     629,021
--------------------------------------------------------------------------------

Computer - Manufacturers (0.76%)
      15,198     Sun Microsystems, Inc.*                                 423,644
--------------------------------------------------------------------------------

Computer - Memory Devices (3.65%)
      18,122     EMC Corp.*                                            1,205,113
      13,064     Network Appliance, Inc.*                                839,157
--------------------------------------------------------------------------------
                                                                       2,044,270
--------------------------------------------------------------------------------

Computer Software - Desktop (1.31%)
      16,910     Microsoft Corp.*                                       733,471
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (79.64%) - CONTINUED
Computer Software - Enterprise (1.89%)
      36,480     Oracle Corp.*                                        $1,060,200
--------------------------------------------------------------------------------

Diversified Operations (4.50%)
      17,700     Pharmacia Corp.                                       1,079,700
      25,970     Tyco International Ltd.                               1,441,335
--------------------------------------------------------------------------------
                                                                       2,521,035
--------------------------------------------------------------------------------

Electrical - Equipment (2.84%)
      33,160     General Electric Co.                                  1,589,607
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.04%)
      17,110     Solectron Corp.*                                        580,029
--------------------------------------------------------------------------------

 Electronics - Semiconductor Equipment (0.83%)
      12,148     Applied Materials, Inc.*                                463,901
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (3.66%)
      14,760     Applied Micro Circuits Corp.*                         1,107,691
       9,571     STMicroelectronics NV - NY Shares                       409,758
      11,290     Texas Instruments, Inc.                                 534,863
--------------------------------------------------------------------------------
                                                                       2,052,312
--------------------------------------------------------------------------------

                              Berger IPT Funds o December 31, 2000 Annual Report

10

BERGER IPT-
GROWTH AND
INCOME FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (79.64%) - CONTINUED
Finance - Investment Brokers (2.94%)
      12,470     Morgan Stanley Dean Witter & Co.                     $  988,247
      23,270     Schwab (Charles) Corp.                                  660,286
--------------------------------------------------------------------------------
                                                                       1,648,533
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (2.11%)
      17,200     Freddie Mac                                           1,184,650
--------------------------------------------------------------------------------

Internet - ISP/Content (1.14%)
      13,748     America Online, Inc.*                                   478,430
       5,290     Yahoo!, Inc.*                                           159,609
--------------------------------------------------------------------------------
                                                                         638,039
--------------------------------------------------------------------------------

Internet - Network Security/Solutions (3.04%)
      29,068     Cisco Systems, Inc.*                                  1,111,851
       7,980     VeriSign, Inc.*                                         592,016
--------------------------------------------------------------------------------
                                                                       1,703,867
--------------------------------------------------------------------------------
Media - Cable TV (4.16%)
      57,440     AT&T Corp. - Liberty Media Group*                       779,030
      19,590     Comcast Corp. - Special Class A                         817,882
      14,078     Time Warner, Inc.                                       735,440
--------------------------------------------------------------------------------
                                                                       2,332,352
--------------------------------------------------------------------------------

Media - Radio/TV (1.29%)
      15,410     Viacom, Inc. - Class B*                                 720,417
--------------------------------------------------------------------------------

Medical - Biomedical/Genetics (4.20%)
      18,170     Amgen, Inc.*                                          1,161,744
      14,590   Genentech, Inc.*                                        1,189,085
--------------------------------------------------------------------------------
                                                                       2,350,829
--------------------------------------------------------------------------------

Medical - Ethical Drugs (5.73%)
      22,750     American Home Products Corp.                          1,445,762
      25,380     Pfizer,Inc.                                           1,167,480
      10,560     Schering-Plough Corp.                                   599,280
--------------------------------------------------------------------------------
                                                                       3,212,522
--------------------------------------------------------------------------------

Medical - Products (1.59%)
      16,490     Guidant Corp.*                                        889,429
--------------------------------------------------------------------------------

Oil & Gas - Drilling (6.84%)
      36,550     ENSCO International, Inc.                             1,244,984
      24,220     Nabors Industries, Inc.*                              1,432,613
      25,060     Transocean Sedco Forex, Inc.                          1,152,760
--------------------------------------------------------------------------------
                                                                       3,830,357
--------------------------------------------------------------------------------

Oil & Gas - Field Services (1.23%)
       8,610     Schlumberger Ltd.                                       688,261
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (79.64%) - CONTINUED
Oil & Gas - International Integrated (1.21%)
       9,300     Total Fina SA - Spon. ADR                             $ 675,993
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.98%)
      26,680     Baker Hughes, Inc.                                    1,108,887
--------------------------------------------------------------------------------

Oil & Gas - Production/Pipeline (3.57%)
      16,740     Enron Corp.                                           1,391,512
      15,300     The William Cos., Inc.                                  611,043
--------------------------------------------------------------------------------
                                                                       2,002,555
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (1.41%)
      11,080     Anadarko Petroleum Corp.                                787,566
--------------------------------------------------------------------------------

Retail - Department Stores (0.84%)
       7,680     Kohls Corp.*                                            468,480
--------------------------------------------------------------------------------

Retail/Wholesale Computers/Cellular (1.27%)
      16,650     RadioShack Corp.                                        712,851
--------------------------------------------------------------------------------

Telecommunications - Equipment (5.69%)
       4,140     Ciena Corp.*                                            336,892
      19,853     Corning, Inc.                                         1,048,486
      13,994     Nokia Corp. - Spon. ADR                                 608,739
      22,390     Nortel Networks Corp.                                   717,879
       3,220     SDL, Inc.*                                              477,163
--------------------------------------------------------------------------------
                                                                       3,189,159
--------------------------------------------------------------------------------

Utility - Electric Power (1.47%)
      18,330     Constellation Energy Group, Inc.                        825,995
--------------------------------------------------------------------------------

Utility - Telephone (1.23%)
      11,030     Alltel Corp.                                            688,685
--------------------------------------------------------------------------------
Total Common Stock
(Cost $41,523,629)                                                    44,612,128
--------------------------------------------------------------------------------

CORPORATE DEBT - CONVERTIBLE (12.77%)
Computer Software - Enterprise (3.22%)
    $322,000     Siebel Systems, Inc. - 144A
                 5.50%, 9/15/2006                                        936,215
     337,000     VERITAS Software Corp.
                 1.86%, 8/13/2006                                        868,617
--------------------------------------------------------------------------------
                                                                       1,804,832
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.95%)
     572,000     ASM Lithography Holding NV - 144A
                 4.25%, 11/30/2004                                       531,245
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (1.84%)
     594,000     Analog Devices, Inc.
                 4.75%, 10/1/2005                                        524,947
     632,000     Vitesse Semiconductor Corp.
                 4.00%, 3/15/2005                                        507,970
--------------------------------------------------------------------------------
                                                                       1,032,917
--------------------------------------------------------------------------------

Berger IPT Funds o December 31, 2000 Annual Report

                                                                Berger IPT Funds

================================================================================
SCHEDULE OF INVESTMENTS

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
CORPORATE DEBT - CONVERTIBLE (12.77%) - CONTINUED
Internet - Network Security/Solutions (2.51%)
    $865,000     Juniper Networks, Inc.
                 4.75%, 3/15/2007                                   $    902,843
     206,000     Redback Networks, Inc.
                 5.00%, 4/1/2007                                         119,737
     655,000     Redback Networks, Inc. - 144A
                 5.00%, 4/1/2007                                         380,718
--------------------------------------------------------------------------------
                                                                       1,403,298
--------------------------------------------------------------------------------

Media - Cable TV (2.06%)
   1,093,000     EchoStar Communications Corp. -
                 Class A - 144A
                 4.88%, 1/1/2007                                         841,610
     409,000     EchoStar Communications Corp. -
                 Class A
                 4.88%, 1/1/2007                                         314,930
--------------------------------------------------------------------------------
                                                                       1,156,540
--------------------------------------------------------------------------------

Media - Radio/TV (1.20%)
     662,000     Clear Channel Communications, Inc.
                 2.63%, 4/1/2003                                         669,447
--------------------------------------------------------------------------------

Telecommunications - Services (0.99%)
     779,000     Level Three Communications, Inc.
                 6.00%, 9/15/2009                                        556,985
--------------------------------------------------------------------------------
Total Corporate Debt - Convertible
(Cost $8,127,189)                                                      7,155,264
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (4.30%)
Telecommunications - Cellular (1.55%)
       5,890     Omnipoint Corp. - 7.00%                                 868,038
--------------------------------------------------------------------------------

Telecommunications - Services (2.75%)
      22,440     Qwest Trends Trust -144A - 5.75%                      1,542,750
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $2,432,312)                                                      2,410,788
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.23%)
  $1,806,000     State Street Repurchase Agreement,
                 5.65% dated December 29, 2000,
                 to be repurchased at $1,807,134 on
                 January 2, 2001, collateralized by
                 FHLMC Agency Note, 5.75% -
                 May 15, 2001 with a value of
                 $1,845,435$                                           1,806,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,806,000)                                                      1,806,000
--------------------------------------------------------------------------------
Total Investments (Cost $53,889,130) (99.94%)                         55,984,180
Total Other Assets, Less Liabilities  (0.06%)                             34,745
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $56,018,925
--------------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.
144A - Resale is restricted to qualified institutional buyers.

See notes to financial statements.

                              Berger IPT Funds o December 31, 2000 Annual Report

12

BERGER IPT-
SMALL COMPANY
GROWTH FUND                    Ticker Symbol                               BSCOX
                               PORTFOLIO MANAGER COMMENTARY    JAY W. TRACEY III
                                                              MARK S. SUNDERHUSE
================================================================================

As of January 1, 2001, Berger Funds announced the appointment of Paul A. LaRocco as manager of the Berger IPT-Small Company Growth Fund. We are pleased to have him at the helm of the Fund.

MARKET CONDITIONS

The stock market was roiled by high volatility during the year. After a precipitous sell-off in growth stocks that ushered in the new year, the market rallied towards the end of January and through February, with technology stocks leading the way. A large sell-off, this time in Nasdaq stocks, began after the market's March 10th peak and continued through May. Much of this correction was centered on companies that investors perceived as having high stock valuations, particularly those in the technology sector. The period ended with a selective rally in June by solid companies that have strong fundamentals. The last six months of 2000 were just as volatile.

After a seesaw third quarter, characterized by a sell-off in July, surprising strength in August and weakness again in September, fourth-quarter performance was down, led by continued weakness in technology stocks. The Standard & Poor's (S&P) 500 Index(1) was down 9.10% for the year, while the technology-heavy Nasdaq Composite Index(2) declined 39.29%, and the small-cap Russell 2000 Growth Index(3) dropped 22.43%. Value stocks outperformed growth stocks for the year, in part because of technology, but also because valuations became more important to investors as interest rates increased and profit growth expectations came down with the slowdown in the economy.

During the third quarter, there was growing recognition that the economy was slowing. In the fourth quarter, evidence mounted that it was slowing rapidly. Fears of recession increased as economic data were reported, and the risk of recession is clearly higher now than at any other point in the past six months. The Federal Reserve Board acknowledged this at its December meeting by moving from a tightening to an easing bias. Subsequently, on January 3, 2001, the Fed announced a .50% cut in short-term interest rates. Unfortunately, this positive note is more than offset by earnings concerns.

FUND PERFORMANCE

The Berger IPT-Small Company Growth Fund (the "Fund") was down 6.55% for the year, which was worse than the 3.02% decline of the Russell 2000 Index(4) but significantly better than the 22.43% decline of the Russell 2000 Growth Index, which is a better proxy for the Fund's style.

Technology, the market's worst performing sector, was the big problem for growth funds in general and our Fund in particular, even though our holdings performed in line with their benchmarks. We are not significantly overweighted in technology, so we are continuing to focus on the merits of individual holdings. We reduced or eliminated positions whose revenue and earnings performance seemed at risk, but added opportunistically to others whose prices declined to attractive levels and whose businesses appear still to be on track. For example, we added InfoSpace when the stock was under severe stress near the end of the fourth quarter.

Healthcare holdings for the period were mixed. Cephalon, Regeneron Pharmaceuticals and Invitrogen were among our stronger biotech holdings during the fourth quarter. Accredo Health, a specialty services provider, was a solid six-month performer. But most other holdings declined as investors increasingly favored companies that generate current earnings over those whose valuations are based on anticipated future results. We believe our holdings are well-positioned to benefit the Fund when confidence returns to the market and investors are again willing to look further into the future.

The energy sector, in which we are overweighted, was the most positive contributor, led by gains in services companies such as Veritas DGC, National-Oilwell, Patterson Energy and Precision Drilling. We expect 2001 to be a period of accelerating earnings growth, positive earnings surprises and upward earnings revisions for this group, so we will continue our overweighting.

Beyond that, it comes down to individual holdings, such as Investors Financial Services, which continued to perform mightily. We did trim the position somewhat toward the end of the year, based upon its expanded valuation. Cox Radio, rebounding from price weakness in the third quarter, was a positive performer, as was SkyWest.

OUTLOOK

The coming year will be a lower-growth year for the economy and corporate profits. We believe the bear market in technology is mostly behind us and that there are good long-term prospects for the sector. Our objective is to be positioned in stocks that are most likely to rebound quickly and strongly when the market recovers based upon fundamental strength of the underlying companies. Energy is likely to be a bright spot in terms of earnings growth. We are also optimistic about the outlook for a wide variety of healthcare stocks. Most consumer stocks are uninteresting, but, over the next few months, broadcasters may become more attractive as interest rates decrease and the outlook for advertising spending growth improves. We are less optimistic about retailing, but that could change if the economy reaccelerates. For now, we remain underweighted and very selective in the consumer sector.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The Nasdaq Composite is an unmanaged index, that consists of the common stocks of nearly 5,000 companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(3) The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, that consists of common growth stocks included in the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small-company growth stock performance in the U.S. stock market. One cannot invest directly in an index.

(4) The Russell 2000 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 2,000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small-company stocks. One cannot invest directly in an index.

Berger IPT Funds o December 31, 2000 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND

Comparison of Change in Value of Berger IPT-Small Company Growth Fund vs. Russell 2000 Index

                                     [GRAPH]


                                        12/31/00

Berger IPT-Small Company Growth Fund    $21,980

Russell 2000 Index                      $14,754


Average Annual Total Returns as of December 31, 2000

One Year                           (6.55)%

Life of Fund (5/1/96)              18.37%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

================================================================================
SCHEDULE OF INVESTMENTS

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.40%)
Banks - Northeast (0.91%)
      68,960     Waypoint Financial Corp.*                      $        758,560
--------------------------------------------------------------------------------

Banks - West/Southwest (1.43%)
      34,640     Silicon Valley Bancshares*                            1,197,245
--------------------------------------------------------------------------------

Building - Heavy Construction (1.35%)
      31,275     Dycom Industries, Inc.*                               1,123,945
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (6.81%)
      33,240     DiamondCluster International, Inc.*                   1,013,820
      26,890     Forrester Research, Inc.*                             1,346,180
      83,680     The Corporate Executive Board Co.*                    3,327,587
--------------------------------------------------------------------------------
                                                                       5,687,587
--------------------------------------------------------------------------------

Computer - Local Networks (1.55%)
      17,630     Proxim, Inc.*                                           758,090
      64,590     Tricord Systems, Inc.*                                  536,904
--------------------------------------------------------------------------------
                                                                       1,294,994
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.40%) - CONTINUED
Computer Software - Desktop (0.74%)
      10,110     Macromedia, Inc.*                                     $ 614,182
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (1.22%)
      27,020     Smartforce PLC - Spon. ADR*                           1,014,938
--------------------------------------------------------------------------------

Computer Software - Enterprise (3.47%)
      24,250     Documentum, Inc.*                                     1,204,921
      18,720     Mercury Interactive Corp.*                            1,689,480
--------------------------------------------------------------------------------
                                                                       2,894,401
--------------------------------------------------------------------------------

Electrical - Scientific Instruments (1.33%)
      14,150     Newport Corp.*                                        1,112,322
--------------------------------------------------------------------------------

Electronics - Laser Systems/Components (1.80%)
      32,940     Cymer, Inc.*                                            847,690
      47,390     Lightpath Technologies, Inc. - Class A*                 657,536
--------------------------------------------------------------------------------
                                                                       1,505,226
--------------------------------------------------------------------------------

                              Berger IPT Funds o December 31, 2000 Annual Report

14

BERGER IPT-
SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.40%) - CONTINUED
Electronics - Miscellaneous Products (3.05%)
      38,510     American Superconductor Corp.*                    $   1,099,941
      94,040     Universal Electronics, Inc.*                          1,451,742
--------------------------------------------------------------------------------
                                                                       2,551,683
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (3.73%)
      33,610     AXT, Inc.*                                            1,111,230
      22,770     DuPont Photomasks, Inc.*                              1,203,252
      19,880     Veeco Instruments, Inc.*                                797,685
--------------------------------------------------------------------------------
                                                                       3,112,167
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (1.80%)
      14,560     Applied Micro Circuits Corp.*                         1,092,682
      49,770     PLX Technology, Inc.*                                   413,713
--------------------------------------------------------------------------------
                                                                       1,506,395
--------------------------------------------------------------------------------

Finance - Investment Brokers (0.50%)
      30,040     Knight Trading Group, Inc.*                             418,682
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (3.50%)
      16,590     Investors Financial Service Corp.                     1,426,740
      26,330     Metris Companies,Inc.                                   692,808
      31,540     Pre-Paid Legal Services,Inc.*                           804,270
--------------------------------------------------------------------------------
                                                                       2,923,818
--------------------------------------------------------------------------------

Internet - ISP/Content (0.73%)
      68,590     InfoSpace, Inc.*                                        606,592
--------------------------------------------------------------------------------

Internet - Network Security/Solutions (0.68%)
      47,960     Sapient Corp.*                                          572,522
--------------------------------------------------------------------------------

Internet - Software (6.45%)
      32,970     Agile Software Corp.*                                 1,627,893
      12,130     Ariba, Inc.*                                            651,987
      23,220     Liberate Technologies, Inc.*                            316,372
      46,640     Packeteer, Inc.*                                        577,170
      58,300     RealNetworks, Inc.*                                     506,481
      33,640     Retek, Inc.*                                            819,975
      43,580     Support.com, Inc.*                                      882,495
--------------------------------------------------------------------------------
                                                                       5,382,373
--------------------------------------------------------------------------------

Media - Radio/TV (3.22%)
      52,560     Cox Radio, Inc.*                                      1,185,885
      22,290     Hispanic Broadcasting Corp.*                            568,395
      35,700     SBS Broadcasting SA*                                    934,893
--------------------------------------------------------------------------------
                                                                       2,689,173
--------------------------------------------------------------------------------

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.40%) - CONTINUED
Medical - Biomedical/Genetics (13.30%)
      52,790     BioCryst Pharmaceuticals, Inc.*                      $  349,733
      27,060     Cephalon, Inc.*                                       1,713,236
      17,400     COR Therapeutics, Inc.*                                 612,262
      74,263     Curis, Inc.*                                            659,084
      48,190     Diversa Corp.*                                          864,408
      33,510     Genencor International, Inc.*                           603,180
      18,220     ICOS Corp.*                                             946,301
       3,870     IDEC Pharmaceuticals Corp.*                             733,606
      34,360     Illumina, Inc.*                                         551,907
      19,050     Invitrogen Corp.*                                     1,645,443
      20,500     Medimmune, Inc.*                                        977,593
      40,930     Regeneron Pharmaceuticals, Inc.*                      1,443,422
--------------------------------------------------------------------------------
                                                                      11,100,175
--------------------------------------------------------------------------------

Medical - Ethical Drugs (1.30%)
      31,820     Pharmacyclics, Inc.*                                  1,089,835
--------------------------------------------------------------------------------

Medical - Instruments (4.66%)
      43,500     Aclara Biosciences, Inc.*                               473,062
      60,740     American Medical Systems
                 Holdings,Inc.*                                          964,247
      62,480     IDEXX Laboratories, Inc.*                             1,374,560
      58,500     Ventana Medical Systems, Inc.*                        1,082,250
--------------------------------------------------------------------------------
                                                                       3,894,119
--------------------------------------------------------------------------------

Medical/Dental/Services (1.12%)
      18,565     Accredo Health, Inc.*                                   931,730
--------------------------------------------------------------------------------

Medical - Products (1.14%)
      10,110     Caliper Technologies Corp.*                             475,170
      39,490     Durect Corp.*                                           473,880
--------------------------------------------------------------------------------
                                                                         949,050
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Sundries (2.73%)
      63,930     Allscripts, Inc.*                                       597,345
      41,110     Priority Healthcare Corp. - Class B*                  1,677,801
--------------------------------------------------------------------------------
                                                                       2,275,146
--------------------------------------------------------------------------------

Metal Products & Fabrication (1.46%)
      54,010     Maverick Tube Corp.*                                  1,221,976
--------------------------------------------------------------------------------

Oil & Gas - Drilling (8.62%)
      65,850     Marine Drilling Companies, Inc.*                      1,761,487
      44,150     Patterson Energy, Inc.*                               1,644,587
      40,230     Precision Drilling Corp.*                             1,511,139
      92,390     Pride International, Inc.*                            2,275,103
--------------------------------------------------------------------------------
                                                                       7,192,316
--------------------------------------------------------------------------------

Berger IPT Funds o December 31, 2000 Annual Report

                                                                Berger IPT Funds


================================================================================
SCHEDULE OF INVESTMENTS


                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.40%) - CONTINUED
Oil & Gas - Field Services (2.98%)
      77,010     Veritas DGC, Inc.*                                   $2,487,423
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.72%)
      37,040     National-Oilwell, Inc.*                               1,432,985
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (0.52%)
      22,860     Unit Corp.*                                             432,911
--------------------------------------------------------------------------------

Retail - Restaurants (1.11%)
      16,970     California Pizza Kitchen, Inc.*                         479,402
      14,120     P.F. Chang's China Bistro, Inc.*                        443,897
--------------------------------------------------------------------------------
                                                                         923,299
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.40%)
      19,180     Whole Foods Market, Inc.*                             1,172,377
--------------------------------------------------------------------------------

Telecommunications - Cellular (0.51%)
      51,220     OmniSky Corp.*                                          425,766
--------------------------------------------------------------------------------

Telecommunications - Equipment (4.72%)
      40,640     DMC Stratex Networks, Inc.*                             609,600
      47,930     Novatel Wireless, Inc.*                                 593,133
      26,970     Powerwave Technologies, Inc.*                         1,577,745
       5,060     Redback Networks, Inc.*                                 207,460
      26,060     Tollgrade Communications, Inc.*                         951,190
--------------------------------------------------------------------------------
                                                                       3,939,128
--------------------------------------------------------------------------------

Transportation - Airlines (1.84%)
      53,500     SkyWest, Inc.                                         1,538,152
--------------------------------------------------------------------------------
Total Common Stock
(Cost $75,296,266)                                                    77,973,193
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.41%)
Telecommunications - Equipment (0.41%)
      39,167     Cidera, Inc. - Series D*@o                              342,691
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $342,691)                                                          342,691
--------------------------------------------------------------------------------

                                                               December 31, 2000
--------------------------------------------------------------------------------
Par Value                                                                  Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.58%)
  $3,825,000     State Street Repurchase Agreement,
                 5.65% dated December 29, 2000,
                 to be repurchased at $3,827,401 on
                 January 2, 2001, collateralized by
                 FHLMC Agency Note, 5.75% -
                 May 5, 2001 with a value of
                 $3,905,922                                       $    3,825,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $3,825,000)                                                      3,825,000
--------------------------------------------------------------------------------
Total Investments (Cost $79,463,957) (98.39%)                         82,140,884
Total Other Assets, Less Liabilities  (1.61%)                          1,342,076
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $83,482,960
--------------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.
PLC - Public Limited Company.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

o    Schedule of Restricted Securities and/or Illiquid Securities


                                                            Fair Value
                      Date                         Fair       as a %
                    Acquired        Cost          Value    of Net Assets
--------------------------------------------------------------------------------
Cidera, Inc. -
 Preferred Stock    9/1/2000     $342,691       $342,691    0.41%


See notes to financial statements.

                              Berger IPT Funds o December 31, 2000 Annual Report

16
BERGER IPT- NEW
GENERATION FUND
                               Ticker Symbol                               BINGX
                               PORTFOLIO MANAGER COMMENTARY   MARK S. SUNDERHUSE
================================================================================

MARKET CONDITIONS

The stock market was roiled by high volatility during the year. After a precipitous sell-off in growth stocks that ushered in the new year, the market rallied towards the end of January and through February, with technology stocks leading the way. A large sell-off, this time in Nasdaq stocks, began after the market's March 10th peak and continued through May. Much of this correction was centered on companies that investors perceived as having high stock valuations, particularly those in the technology sector. The period ended with a selective rally in June by solid companies that have strong fundamentals. The last six months of 2000 were just as volatile.

After a seesaw third quarter, characterized by a sell-off in July, surprising strength in August and weakness again in September, fourth-quarter performance was down, led by continued weakness in technology stocks. For the year, the tech-heavy Nasdaq Composite Index(1) was down 39.29% and stood more than 50% below its high last March. Other indices were also down, but not as much. The S&P 500 Index(2) declined 9.10%, the Russell 2000 Index(3) declined 3.02%, and the "old economy" Dow Jones Industrial Average(4) declined 4.69%. Value stocks outperformed growth stocks throughout the year, in part because of technology, but also because valuations became more important to investors as interest rates increased and profit growth expectations came down with the slowdown in the economy.

During the third quarter, there was growing recognition that the economy was slowing. In the fourth quarter, evidence mounted that it was slowing rapidly. Fears of recession increased as economic data were reported, and the risk of recession is clearly higher now than at any other point in the past six months. The Federal Reserve Board acknowledged this at its December meeting by moving from a tightening to an easing bias. Subsequently, on January 3, 2001, the Fed announced a .50% cut in short-term interest rates. Unfortunately, this positive note is more than offset by earnings concerns.

In the technology sector, an increasing number of companies announced earnings shortfalls or guided analysts to lower revenue and earning forecasts. Deteriorating fundamentals, especially in the fourth quarter, left investors uncertain as to the extent and duration of the revenue and earnings slowdown. The consensus of opinion is that fourth quarter reports from technology companies will be weak. The question is, what will the first and second quarters of 2001 look like?

Elsewhere, telecommunications service providers seeking to deploy profitable services could not keep up with the costs associated with their cash/burn rate. And, given the unexpected slowdown in the long-standing robust U.S. economy, sales growth rates for online retailers declined, and capital markets became closed to companies that could not meet their strategic goals.

FUND PERFORMANCE

The Berger IPT-New Generation Fund (the "Fund") suffered a significant decline since its inception with a decline of 40.80%.

Overall, there were more losers than winners among Fund holdings this reporting period, particularly in the technology sector. Some of our best performers earlier in the year, including Juniper Networks and CIENA, were the worst performers in the fourth quarter as valuations contracted and investors discounted a probable slowing of revenues and earnings for the sector. Our holdings in the telecommunications and semiconductor industries struggled, including Vitesse Semiconductor, Corvis, Redback Networks and JDS Uniphase. We are optimistic about the long-term prospects for these companies, however, and we are continuing to focus on the merits of individual holdings.

Within the healthcare sector, biotechnology companies were marked down largely because of lack of current earnings, despite many positive attributes. Although most of the Fund's biotechnology holdings were down this period, in line with benchmarks, there were a few bright spots, including Immunex, Cephalon and Invitrogen, which posted good gains in the fourth quarter.

The energy sector had mixed results. There were positive contributors, such as National-Oilwell and Precision Drilling. But these gains were offset by losses in Noble Drilling, Marine Drilling and Global Marine. We expect 2001 to be a period of accelerating earnings growth, positive earnings surprises and upward earnings revisions for this group, so we will maintain our energy sector weighting.

OUTLOOK

Despite events these past six months, and particularly during the last quarter of the year, we have not swayed from our aggressive style. We remain fully invested and dedicated to holding the companies that we believe will be the long-term drivers of the economy. We firmly believe that the applications of technology in areas such as optics, wireless and biotechnology will have a profound impact on our nation's economy. Our objective is to be positioned in stocks that are most likely to rebound quickly and strongly when the market recovers based upon fundamental strength of the underlying companies.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Nasdaq Composite is an unmanaged index, that consists of the common stocks of nearly 5,000 companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(3) The Russell 2000 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 2,000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small-company stocks. One cannot invest directly in an index.

(4) The Dow Jones Industrial Average is an unmanaged index, which consists of the common stocks of 30 "blue chip" U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

Berger IPT Funds o December 31, 2000 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-NEW GENERATION FUND

Comparison of Change in Value of Berger IPT-New Generation Fund vs. S&P 500
Index

                                    [GRAPH]


                                        12/31/00

Berger IPT-New Generation Fund          $ 5,920

S&P 500 Index                           $ 9,063


Total Return as of December 31, 2000

Life of the Fund (5/1/00)           (40.80)%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
================================================================================
SCHEDULE OF INVESTMENTS


                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.65%)
Banks - West/Southwest (1.26%)
         900     Silicon Valley Bancshares*                            $  31,106
--------------------------------------------------------------------------------

Computer - Local Networks (3.74%)
         400     Brocade Communications
                 Systems, Inc.*                                           36,725
         910     Foundry Networks, Inc.*                                  13,650
         500     McDATA Corp. - Class B*                                  27,375
       1,710     Tricord, Inc.*                                           14,214
--------------------------------------------------------------------------------
                                                                          91,964
--------------------------------------------------------------------------------

Computer - Manufacturers (1.94%)
         660     Avici Systems, Inc.*                                     16,252
       2,600     Concurrent Computer Corp.*                               13,975
         620     Palm, Inc.*                                              17,553
--------------------------------------------------------------------------------
                                                                          47,780
--------------------------------------------------------------------------------

Computer - Memory Devices (1.59%)
         590     EMC Corp.*                                               39,235
--------------------------------------------------------------------------------

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.65%) - CONTINUED
Computer - Optical Recognition (0.67%)
         460     Symbol Technologies, Inc.                             $  16,560
--------------------------------------------------------------------------------

Computer - Services (1.48%)
       2,020     Internap Network Services Corp.*                         14,645
         880     StorageNetworks, Inc.*                                   21,835
--------------------------------------------------------------------------------
                                                                          36,480
--------------------------------------------------------------------------------

Computer Software - Enterprise (6.23%)
         530     Documentum, Inc.*                                        26,334
       3,190     Intertrust Technologies Corp.*                           10,766
         660     Manugistics Group, Inc.*                                 37,620
       1,070     SeaChange International, Inc.*                           21,734
         500     SpeechWorks International, Inc.*                         24,531
         370     VERITAS Software Corp.*                                  32,375
--------------------------------------------------------------------------------
                                                                         153,360
--------------------------------------------------------------------------------


                              Berger IPT Funds o December 31, 2000 Annual Report

18

BERGER IPT-NEW
GENERATION FUND
================================================================================
SCHEDULE OF INVESTMENTS


                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.65%) - CONTINUED
Computer Software - Finance (0.76%)
         730     Bottomline Technologies,Inc.*                        $   18,751
--------------------------------------------------------------------------------

Computer Software - Medical (0.21%)
         980     Genomica Corp.*                                           5,175
--------------------------------------------------------------------------------

Computer Software - Security (1.31%)
         410     Internet Security Systems, Inc.*                         32,159
--------------------------------------------------------------------------------

Electrical - Equipment (0.71%)
         100     Furukawa Electric Co. Ltd. -
                 Unspon. ADR                                              17,469
--------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.55%)
         480     Zygo Corp.*                                              13,575
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.05%)
         559     Gemstar-TV Guide International,Inc.*                     25,783
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (2.80%)
         400     Applera Corp. - Biosystems Group                         37,625
         400     Newport Corp.*                                           31,443
--------------------------------------------------------------------------------
                                                                          69,068
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (6.43%)
         380     Applied Micro Circuits Corp.*                            28,517
         200     Broadcom Corp. - Class A*                                16,900
       1,340     Galileo Technology Ltd.*                                 18,090
         690     Transmeta Corp.*                                         16,215
         340     TriQuint Semiconductor, Inc.*                            14,853
         590     Tvia, Inc.*                                               2,323
       1,110     Vitesse Semiconductor Corp.*                             61,396
--------------------------------------------------------------------------------
                                                                         158,294
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (0.84%)
         480     CheckFree Holdings Corp.*                                20,670
--------------------------------------------------------------------------------

Internet - E*Commerce (2.25%)
         380     eBay, Inc.*                                              12,540
       3,690     NextCard, Inc.*                                          29,520
       1,600     Ticketmaster Online-City Search, Inc. -
                 Class B*                                                 13,400
--------------------------------------------------------------------------------
                                                                          55,460
--------------------------------------------------------------------------------

Internet - ISP/Content (1.55%)
       2,870     Evoke Communications, Inc. *                              5,022
       2,120     InfoSpace, Inc.*                                         18,748
       3,800     VIA NET.WORKS, Inc.*                                     14,487
--------------------------------------------------------------------------------
                                                                          38,257
--------------------------------------------------------------------------------

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.65%) - CONTINUED
Internet - Network Security/Solutions (3.50%)
         330     CacheFlow, Inc.*                                      $   5,630
         690     Cisco Systems, Inc.*                                     26,392
         300     Juniper Networks, Inc.*                                  37,818
         220     VeriSign, Inc.*                                          16,321
--------------------------------------------------------------------------------
                                                                          86,161
--------------------------------------------------------------------------------

Internet - Software (8.37%)
         510     Agile Software Corp.*                                    25,181
         240     Ariba, Inc.*                                             12,900
       1,020     Docent,Inc.*                                              8,925
       2,340     Liberate Technologies, Inc.*                             31,882
       1,930     Net2Phone, Inc.*                                         14,233
         600     Openwave System, Inc.*                                   28,762
         670     Quest Software,Inc.*                                     18,801
         940     RealNetworks, Inc.*                                       8,166
         740     Retek, Inc.*                                             18,037
       2,170     Vignette Corp.*                                          39,060
--------------------------------------------------------------------------------
                                                                         205,947
--------------------------------------------------------------------------------

Medical - Biomedical/Genetics (10.44%)
         310     Celgene Corp.*                                           10,075
         540     Cephalon, Inc.*                                          34,188
       2,400     Curis,Inc.*                                              21,300
         750     Diversa Corp.*                                           13,453
         480     Genentech, Inc.*                                         39,120
         820     Illumina, Inc.*                                          13,171
       1,180     Immunex Corp.*                                           47,937
         390     Invitrogen Corp.*                                        33,686
         450     Medarex, Inc.*                                           18,337
         540     Medimmune, Inc.*                                         25,751
--------------------------------------------------------------------------------
                                                                         257,018
--------------------------------------------------------------------------------

Medical - Ethical Drugs (1.91%)
         370     Inhale Therapeutic Systems, Inc.*                        18,685
         710     Pharmacyclics, Inc.*                                     24,317
         220     POZEN, Inc.*                                              4,015
--------------------------------------------------------------------------------
                                                                          47,017
--------------------------------------------------------------------------------

Medical - Instruments (1.04%)
       1,380     Ventana Medical Systems, Inc.*                           25,530
--------------------------------------------------------------------------------

Medical - Products (1.24%)
         650     Caliper Technologies Corp.*                              30,550
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Sundries (1.26%)
       3,320     Allscripts, Inc.*                                        31,021
--------------------------------------------------------------------------------

Metal Products & Fabrication (1.27%)
       1,380     Maverick Tube Corp.*                                     31,222
--------------------------------------------------------------------------------

Berger IPT Funds o December 31, 2000 Annual Report

                                                                Berger IPT Funds

================================================================================
SCHEDULE OF INVESTMENTS


                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.65%) - CONTINUED
Oil & Gas - Drilling (7.54%)
       1,240     Global Marine, Inc.*                                  $  35,185
      10,660     Grey Wolf, Inc.*                                         62,627
       1,440     Marine Drilling Companies, Inc.*                         38,520
         390     Noble Drilling Corp.*                                    16,940
         860     Precision Drilling Corp.*                                32,303
--------------------------------------------------------------------------------
                                                                         185,575
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (0.75%)
         480      National-Oilwell, Inc.*                                 18,570
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (2.09%)
         810     Evergreen Resources,Inc.*                                31,286
         440     Louis Dreyfus Natural Gas Corp.*                         20,157
--------------------------------------------------------------------------------
                                                                          51,443

Retail - Home Furnishings (0.84%)
         700     Cost Plus, Inc.*                                         20,562
--------------------------------------------------------------------------------

Telecommunications - Cellular (0.47%)
       1,380     OmniSky Corp.*                                           11,471
--------------------------------------------------------------------------------

Telecommunications - Equipment (17.22%)
         290     Avanex Corp.*                                            17,273
         750     Celeritek, Inc.*                                         28,593
         870     CIENA Corp.*                                             70,796
       1,340     Corvis Corp.*                                            31,908
       1,930     DMC Stratex Networks, Inc.*                              28,950
       1,070     Efficient Networks, Inc.*                                14,311
         640     JDS Uniphase Corp.*                                      26,680
         710     Luminent, Inc.*                                           4,271
         590     New Focus, Inc.*                                         20,502
       1,540     Next Level Communications, Inc.*                         17,517
         990     ONI Systems Corp.*                                       39,166
         430     Redback Networks, Inc.*                                  17,630
         370     Scientific-Atlanta, Inc.                                 12,048
         160     SDL, Inc.*                                               23,710
       1,180     Sycamore Networks, Inc.*                                 43,955
         950     Virata Corp.*                                            10,331
       2,350     Western Multiplex Corp. - Class A*                       16,156
--------------------------------------------------------------------------------
                                                                         423,797
--------------------------------------------------------------------------------

Telecommunications - Services (0.62%)
       1,320     Liberty Satellite & Technology, Inc.*                    4,166
       1,090     Metromedia Fiber Network, Inc.*                         11,036
--------------------------------------------------------------------------------
                                                                         15,202
--------------------------------------------------------------------------------

Utility - Electric Power (0.72%)
       1,800     TNPC, Inc.*                                              17,693
--------------------------------------------------------------------------------
Total Common Stock
(Cost $3,418,696)                                                      2,329,925
--------------------------------------------------------------------------------

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
CORPORATE DEBT - CONVERTIBLE (0.76%)
Computer - Services (0.76%)
     $16,000     Cyras Systems, Inc. - 144A
                 4.50%, 8/15/2005                                      $  18,800
--------------------------------------------------------------------------------
Total Corporate Debt - Convertible
(Cost $17,360)                                                            18,800
--------------------------------------------------------------------------------
PREFERRED STOCK - CONVERTIBLE  (0.95%)
Telecommunications - Equipment (0.95%)
       1,235     Cidera, Inc. - Series D*@o                               10,805
         875     LuxN, Inc. - Series E*@o                                 12,512
--------------------------------------------------------------------------------
                                                                          23,317
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $23,317)                                                            23,317
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.75%)
     $43,000     State Street Repurchase Agreement,
                 5.65% dated December 29, 2000,
                 to be repurchased at $43,027 on
                 January 2, 2001, collateralized by
                 FNMA Agency Note, 6.23% -
                 August 20, 2001 with a value of
                 $46,069                                                  43,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $43,000)                                                            43,000
--------------------------------------------------------------------------------
Total Investments (Cost $3,502,373) (98.11%)                           2,415,042
Total Other Assets, Less Liabilities (1.89%)                              46,719
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                  $2,461,761
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
144A - Resale is restricted to qualified institutional buyers.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

o  Schedule of Restricted Securities and/or Illiquid Securities


                                                           Fair Value
                        Date                       Fair       as a %
                      Acquired       Cost          Value   of Net Assets
--------------------------------------------------------------------------------
Cidera, Inc. -
 Preferred Stock      9/1/2000     $10,805        $10,805    0.44%
LuxN, Inc. -
 Preferred Stock    12/20/2000     $12,512        $12,512    0.51%

See notes to financial statements.

                              Berger IPT Funds o December 31, 2000 Annual Report

20

BERGER IPT-
INTERNATIONAL FUND           Ticker Symbol                                 BINLX
                              PORTFOLIO MANAGER COMMENTARY BANK OF IRELAND ASSET
                                                          MANAGEMENT (U.S.) LTD.
================================================================================

MARKET CONDITIONS

The last year will certainly be remembered as an extremely difficult one for most global equity markets. Of the 22 countries that are represented in the MSCI World Index, just three recorded positive performance. Switzerland, which is laden with pharmaceutical and financial stocks, had the best performance, while Japan had the worst.

The performance of the Japanese market was very poor during the period. The bulk of the recent data from Japan was below analysts' expectations. Although the labor market is showing signs of improving, nationwide department store sales were weaker than expected while total household spending was still in negative territory on an annualized basis. There is also evidence of some persistent price deflation. The rest of Asia also posted negative numbers for the period, although the aggregate return of the region was nowhere near as bad as Japan. Worries about global growth fed through to the regional stock markets.

Europe was the only bright spot for investors over the last six months, assisted significantly by the year-end rally by the euro. Although the slowdown in demand in the U.S. caused the European industrial sector to lose some momentum toward the end of the year, other economic data emanating from the euro zone continued to be positive. Consumer confidence has remained close to its highs as a result of lower unemployment, personal tax cuts in many European countries and a continued low level of interest rates.

Recent data from the UK suggest that its economy is now moving in tandem with the euro zone economy rather that the U.S. Accordingly, commentators are now forecasting that any slowdown in the UK may be less than had been previously anticipated. In common with its European neighbors, the UK unemployment level has fallen, and consumer confidence there has risen.

FUND PERFORMANCE

The Berger IPT-International Fund experienced a decline of 10.18% over the year ended December 31, 2000, compared with the 13.96% decline of the MSCI EAFE Index(1).

Telecommunication stocks again were the biggest detractors from performance during the period, led by NTT DoCoMo. The company made an encouraging strategic move by purchasing 16% of AT&T Wireless. In the short term, however, this impacted the stock because the company may have to raise equity early in 2001 to help pay for this acquisition. Netherlands-quoted Koninklijke KPN's share price was hit over the quarter by concerns about the company in the aftermath of the third-generation mobile phone license auctions in Europe. There was much commentary about the company's balance sheet strength, and KPN raised some capital during the quarter. Telefonaktiebolaget LM Ericsson fell despite reporting quarter three earnings that were ahead of expectations. The company cut its operating margin forecast because of continued losses in its mobile handset division. This overshadowed very strong results on the networking side, where Ericsson is growing much faster than its main competitors.

Japanese-quoted technology stocks in the Technological Innovation theme were also negative contributors to performance over the period. The macro factors of the poor performance of the Japanese market and the negativity surrounding the global technology sector combined to impair the performance of these stocks. Canon, which had been a relatively good performer for most of the year, succumbed in this environment. Sony announced earnings that were in line with expectations, but the earnings mix disappointed the market. The consumer electronics business produced good results, but the games division appears to be losing more money than had been expected.

On a positive note, financial stocks registered good performances during the period. Investors began to focus on these stocks given their relatively low ratings and their earnings prospects in the falling interest-rate environment. This benefited stocks in the Growth in Personal Savings Product theme, such as ING Groep and Swiss-quoted UBS, as well as stocks in the Global Financial Services Opportunities theme.

OUTLOOK

Much of last year's disappointing returns in international equities was due to the strength of the US dollar against other major currencies. We believe that further strength in the US dollar is unlikely in 2001. Indeed, if anything, we would expect some depreciation over the coming months, and there has already been evidence of this early in 2001.

Defensive stocks performed strongly last year as fears of a global hard landing began to grow; however, if the rate cuts have the desired effect of avoiding recession, this trend could reverse. It is our view that the stocks that were the best performers in our portfolio last year, such as the pharmaceuticals and consumer staples, are unlikely to be the best performers in 2001 given their valuations and the current economic outlook. Consequently we will be looking to increase our investments in areas such as technology and consumer cyclicals in order to take advantage of the current environment. One of the lessons of the last six months is that for the first time in a number of years investors are beginning to focus on fundamentals. Historically, this has been a background in which our style of investment has prospered.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

Berger IPT Funds o December 31, 2000 Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-INTERNATIONAL FUND

Comparison of Change in Value of Berger IPT-International Fund vs. MSCI EAFE Index Index

                                    [GRAPH]


                                        12/31/00

Berger IPT-International Fund           $13,403

MSCI EAFE Index                         $13,580


Average Annual Total Returns as of December 31, 2000


One Year                           (10.18)%

Life of Fund (5/1/97)                8.31%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed, in any way by, any bank.

================================================================================
SCHEDULE OF INVESTMENTS


                                                                                            December 31, 2000
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.20%)
Australia (3.10%)
       1,425              Brambles Industries Ltd.         Transport                             $     33,351
       4,300              National Australia Bank Ltd.     Banks                                       69,033
       6,362              News Corp. Ltd.                  Media & Photography                         49,633
       7,130              Telstra Corp. Ltd.               Telecommunications Services                 25,519
       4,137              Westpac Banking Corp. Ltd.       Banks                                       30,416
-------------------------------------------------------------------------------------------------------------
                                                                                                      207,952
-------------------------------------------------------------------------------------------------------------
China (0.58%)
     234,000              PetroChina Co. Ltd.              Oil & Gas                                   39,001
-------------------------------------------------------------------------------------------------------------

Denmark (0.40%)
         660              Tele Danmark - Class B*          Telecommunications Services                 26,939
-------------------------------------------------------------------------------------------------------------

France (11.34%)
       2,040              Alcatel Alsthom                  Information Technology Hardware            115,977
       1,972              Aventis SA                       Pharmaceuticals                            173,263
       1,150              AXA                              Insurance                                  166,420
       1,105              TotalFinaElf SA                  Oil & Gas                                  164,477
       2,133              Vivendi Universal SA             Diversified Industrials                    140,507
-------------------------------------------------------------------------------------------------------------
                                                                                                      760,644
-------------------------------------------------------------------------------------------------------------

                              Berger IPT Funds o December 31, 2000 Annual Report

22

BERGER IPT-
INTERNATIONAL FUND
================================================================================
SCHEDULE OF INVESTMENTS


                                                                                            December 31, 2000
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.20%) - CONTINUED
Germany (5.48%)
       1,350              Bayer AG                         Chemicals - Commodity                 $     71,168
       1,220              Bayerische HypoVereinsbank AG    Banks                                       68,556
       2,903              Bayerische Motoren Werke AG      Automobiles                                 94,932
       2,189              E.On AG                          Diversified Industrials                    133,293
-------------------------------------------------------------------------------------------------------------
                                                                                                      367,949
-------------------------------------------------------------------------------------------------------------

Hong Kong (2.50%)
       5,000              Cheung Kong (Holdings) Ltd.      Real Estate                                 63,944
       8,000              China Mobile Ltd.*               Telecommunications Services                 43,693
       6,000              Sun Hung Kai Properties Ltd.     Real Estate                                 59,809
-------------------------------------------------------------------------------------------------------------
                                                                                                      167,446
-------------------------------------------------------------------------------------------------------------

Italy (3.00%)
      10,486              ENI S.p.A.                       Oil & Gas                                   67,005
      12,155              Telecom Italia S.p.A.            Telecommunications Services                134,552
-------------------------------------------------------------------------------------------------------------
                                                                                                      201,557
-------------------------------------------------------------------------------------------------------------

Japan (13.84%)
         500              ACOM Co. Ltd.                    Specialty & Other Finance                   36,773
       2,000              Bank of Tokyo-Mitsubishi Ltd.+   Banks                                       19,839
       4,000              Canon, Inc.                      Electronic & Electrical Equipment          139,591
       2,000              Fuji Photo Film Co. Ltd.         Media & Photography                         83,406
      10,000              Hitachi Ltd.                     Information Technology Hardware             88,815
         700              Hoya Corp.                       Electronic & Electrical Equipment           51,299
         500              Murata Manufacturing Co. Ltd.+   Information Technology Hardware             58,454
       5,000              NEC Corp.                        Information Technology Hardware             91,170
          11              Nippon Telegraph &
                          Telephone Corp.                  Telecommunications Services                 78,982
           3              NTT DoCoMo, Inc.+                Telecommunications Services                 51,561
         200              Rohm Co. Ltd.                    Information Technology Hardware             37,864
         300              SMC Corp.+                       Engineering & Machinery                     38,474
         500              Sony Corp.                       Household Goods & Textiles                  34,461
       2,000              Takeda Chemical Industries       Pharmaceuticals                            117,954
-------------------------------------------------------------------------------------------------------------
                                                                                                      928,643
-------------------------------------------------------------------------------------------------------------

Netherlands (14.46%)
       4,985              ABN Amro Holdings NV             Banks                                      113,456
       4,004              Elsevier NV                      Media & Photography                         58,921
       1,167              Fortis NV                        Banks                                       37,943
         640              Heineken NV                      Beverages                                   38,760
       3,785              ING Groep NV                     Banks                                      302,658
       3,930              Koninklijke Ahold NV             Food & Drug Retailers                      126,892
       2,483              Koninklijke KPN NV               Electronic & Electrical Equipment           28,605
       2,891              Philips Electronics NV           Household Goods & Textiles                 106,004
       1,355              Royal Dutch Petroleum Co.        Oil & Gas                                   83,095
       1,465              TNT Post Group NV                Support Services                            35,462
         785              VNU NV                           Media & Photography                         38,616
-------------------------------------------------------------------------------------------------------------
                                                                                                      970,412
-------------------------------------------------------------------------------------------------------------

Portugal (0.37%)
       7,537              Electricidade de Portugal SA     Electricity                                 24,930
-------------------------------------------------------------------------------------------------------------

Berger IPT Funds o December 31, 2000 Annual Report

                                                                Berger IPT Funds


================================================================================
SCHEDULE OF INVESTMENTS


                                                                                            December 31, 2000
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.20%) - CONTINUED
Singapore (0.96%)
       3,756              Development Bank of Singapore
                          Ltd.*                            Banks                                   $   42,455
       1,500              Singapore Press Holdings Ltd.*   Media & Photography                         22,145
-------------------------------------------------------------------------------------------------------------
                                                                                                       64,600
-------------------------------------------------------------------------------------------------------------

South Korea (0.23%)
         975              Pohang Iron & Steel Co.
                          Ltd. - Spon. ADR                 Steel & Other Materials                     15,173
-------------------------------------------------------------------------------------------------------------

Spain (2.44%)
       7,544              Banco De Santander SA*           Banks                                       80,815
       5,016              Telefonica SA*                   Telecommunications Services                 82,958
-------------------------------------------------------------------------------------------------------------
                                                                                                      163,773
-------------------------------------------------------------------------------------------------------------

Sweden (0.99%)
       5,860              Telefonaktiebolaget
                          LM Ericsson - Class B            Information Technology Hardware             66,710
-------------------------------------------------------------------------------------------------------------

Switzerland (11.47%)
          27              Lonza AG                         Packaging                                   15,712
          81              Nestle SA Reg.                   Food Producers & Processors                189,151
          79              Novartis AG Reg.                 Pharmaceuticals                            139,825
          11              Roche Holding AG                 Pharmaceuticals                            112,194
          63              Swiss Re                         Insurance                                  151,204
         870              Union Bank of
                          Switzerland AG Reg.              Banks                                      142,160
          32              Zurich Financial Services AG     Insurance                                   19,407
-------------------------------------------------------------------------------------------------------------
                                                                                                      769,653
-------------------------------------------------------------------------------------------------------------
United Kingdom (28.04%)
       2,150              3i Group PLC                     Investment Companies                        39,752
       1,230              AstraZeneca PLC                  Pharmaceuticals                             61,998
       5,305              Barclays PLC                     Banks                                      164,164
       8,810              Cable & Wireless PLC             Telecommunications Services                118,814
       7,679              Cadbury Schweppes PLC            Food Producers & Processors                 53,099
       8,763              Diageo PLC                       Beverages                                   98,156
       4,481              EMI Group PLC - Class B          Media & Photography                         36,808
       5,035              GlaxoSmithKline PLC*             Pharmaceuticals                            142,123
       8,203              Granada Compass PLC              Leisure, Entertainment & Hotels             89,249
       1,697              Granada Media PLC                Leisure, Entertainment & Hotels             10,771
       9,210              Hilton Group PLC                 Leisure, Entertainment & Hotels             28,748
      14,030              Invensys PLC                     Engineering & Machinery                     32,792
      12,810              Lloyds TSB Group PLC             Banks                                      135,452
       6,920              Marconi PLC                      Telecommunications Equipment                74,308
       4,610              P & O Princess Cruises PLC*      Transport                                   19,484
       1,738              Pearson PLC                      Media & Photography                         41,271
       8,035              Prudential PLC                   Life Assurance                             129,242
       1,660              Railtrack Group PLC              Transport                                   22,932
       3,750              Reuters Group PLC                Media & Photography                         63,455
       1,800              RMC Group PLC                    Construction & Building Materials           15,834
      22,779              Shell Transport &
                          Trading Co. PLC                  Oil & Gas                                  186,772
       1,614              Smiths Group PLC                 Aerospace & Defense                         19,484
      69,887              Vodafone Group PLC               Telecommunications Services                256,243
       3,140              WPP Group PLC                    Media & Photography                         40,893
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,881,844
-------------------------------------------------------------------------------------------------------------
Total Common Stock
(Cost $5,825,488)                                                                                   6,657,226
-------------------------------------------------------------------------------------------------------------

                              Berger IPT Funds o December 31, 2000 Annual Report

24


BERGER IPT
INTERNATIONAL FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                                                            December 31, 2000
-------------------------------------------------------------------------------------------------------------
Par Value                     Company                                                                   Value
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.43%)
     $29,000                  State Street Repurchase Agreement, 5.65%
                              dated December 29, 2000, to be repurchased at
                              $29,018 on January 2, 2001, collateralized by
                              FNMA Agency Note, 6.00% - September 24,
                              2001 with a value of $30,494                                         $   29,000
-------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $29,000)                                                              29,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Cost $5,854,488) (99.63%)                                                        6,686,226
Total Other Assets, Less Liabilities (0.37%)                                                           24,921
-------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                               $6,711,147
-------------------------------------------------------------------------------------------------------------

Outstanding Forward Foreign Currency Contracts


                                    Contract           Maturity               Value on            Unrealized
          Currency                    Amount               Date      December 31, 2000          Appreciation
------------------------------------------------------------------------------------------------------------
Sell  Japanese Yen                 7,442,000          1/24/2001                $68,175                $2,857
Sell  Japanese Yen                 5,582,000          1/31/2001                 50,997                 1,937
Sell  Japanese Yen                 3,770,000           1/7/2001                 34,404                 1,234
------------------------------------------------------------------------------------------------------------
                                                                              $153,576                $6,028
------------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC - Public Limited Company.

See notes to financial statements.

Berger IPT Funds o December 31, 2000 Annual Report

                                                  Financial Statements and Notes

FINANCIAL
STATEMENTS
================================================================================
STATEMENTS OF ASSETS AND LIABILITIES

                                                                          Berger IPT-   Berger IPT-      Berger IPT-   Berger IPT-
                                                            Berger IPT-    Growth and Small Company   New Generation International
December 31, 2000                                           Growth Fund   Income Fund   Growth Fund             Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at cost                                       $ 12,469,367  $ 53,889,130  $ 79,463,957     $  3,502,373  $  5,854,488
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                      $ 11,582,074  $ 55,984,180  $ 82,140,884(1)  $  2,415,042  $  6,686,226
Cash                                                            278,309       684,917       638,761            4,597           127
Foreign cash (cost $2,165)                                           --            --            --               --         2,194
Receivables
   Investment securities sold                                        --            --       405,694           16,638            --
   Fund shares sold                                                  --         4,699       878,058           44,289        12,807
   Dividends                                                      1,180        25,739         1,189               19        14,236
   Interest                                                         259       102,553         1,801              286            14
   Due from Advisor                                               2,964            --            --            5,240         5,152
Investment held as collateral for securities loaned                  --            --    18,784,987               --            --
Net unrealized appreciation on forward currency contracts            --            --            --               --         6,028
Other assets                                                         26            26            25               --            --
-----------------------------------------------------------------------------------------------------------------------------------
        Total Assets                                         11,864,812    56,802,114   102,851,399        2,486,111     6,726,784
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities
Payables
   Investment securities purchased                                   --       684,072       326,317            3,753            --
   Fund shares redeemed                                         117,304        53,951       181,509            6,550         1,284
Collateral on securities loaned                                      --            --    18,784,987               --            --
Accrued investment advisory fees                                  7,787        35,378        57,994            1,889         4,787
Accrued custodian and accounting fees                             5,665         6,306         9,281            6,919         7,275
Accrued transfer agent fees                                         656           543         1,311              639           645
Accrued audit fees                                                2,792         2,792           286            4,600         1,386
Accrued shareholder reporting fees                                  176           147           246               --           260
Distributions payable                                                --            --         6,508               --            --
-----------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                                       134,380       783,189    19,368,439           24,350        15,637
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding                $ 11,730,432  $ 56,018,925  $ 83,482,960     $  2,461,761  $  6,711,147
-----------------------------------------------------------------------------------------------------------------------------------

Components of Net Assets
Capital (par value and paid in surplus)                    $ 12,997,963  $ 56,127,542  $ 85,545,756     $  3,951,549  $  5,509,880
Undistributed net investment income/(Accumulated
   net investment loss)                                            (124)      164,348            --               --        49,304
Undistributed net realized gain (loss) on securities
   and foreign currency transactions                           (380,114)   (2,368,015)   (4,739,723)        (402,457)      314,134
Net unrealized appreciation (depreciation) on securities
   and foreign currency transactions                           (887,293)    2,095,050     2,676,927       (1,087,331)      837,829
-----------------------------------------------------------------------------------------------------------------------------------
                                                           $ 11,730,432  $ 56,018,925  $ 83,482,960     $  2,461,761  $  6,711,147
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (par value $0.01, unlimited shares
   authorized)                                                  765,889     2,437,660     3,862,582          415,858       512,262
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share   $      15.32  $      22.98  $      21.61     $       5.92  $      13.10
-----------------------------------------------------------------------------------------------------------------------------------

1. Includes securities on loan with market value and cost totaling $18,108,552 and $18,239,452, respectively.

See notes to financial statements.

                              Berger IPT Funds o December 31, 2000 Annual Report

26

FINANCIAL
STATEMENTS
================================================================================
STATEMENTS OF OPERATIONS

                                                                          Berger IPT-    Berger IPT-     Berger IPT-    Berger IPT-
                                                            Berger IPT-    Growth and  Small Company  New Generation  International
For the Year Ended December 31, 2000                        Growth Fund   Income Fund    Growth Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Income
   Dividends (net of foreign taxes)                        $     16,445  $    214,887   $      6,003    $        305   $    102,911
   Interest                                                      37,718       351,941        557,923           6,168         12,732
   Securities lending income                                         --            --         57,580              --             --
-----------------------------------------------------------------------------------------------------------------------------------
        Total Income                                             54,163       566,828        621,506           6,473        115,643
-----------------------------------------------------------------------------------------------------------------------------------

Expenses
   Investment advisory fees                                      86,224       337,270        651,276          14,385         58,472
   Accounting fees                                               14,988        15,074         14,992           5,994         15,593
   Custodian fees                                                16,100        18,610         36,589          22,065         29,258
   Transfer agent fees                                           11,474        10,090         16,421           5,216         14,328
   Registration fees                                                448           553            553             250            448
   Audit fees                                                    10,905        10,905         10,900           8,900         14,050
   Legal fees                                                     1,578         2,097          2,348             307          1,327
   Trustees' fees and expenses                                      526         1,991          3,459               2            338
   Shareholder reporting fees                                     6,565         7,039         10,713           2,412          9,894
   Other expenses                                                   332         1,279          2,055              21            248
-----------------------------------------------------------------------------------------------------------------------------------
      Gross Expenses                                            149,140       404,908        749,306          59,552        143,956
      Less fees waived and/or reimbursed by Advisor             (33,956)           --             --         (40,018)       (63,557)
      Less earnings credits                                      (5,726)       (8,441)        (8,786)         (1,429)        (1,410)
-----------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                              109,458       396,467        740,520          18,105         78,989
-----------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income (Loss)                              (55,295)      170,361       (119,014)        (11,632)        36,654
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities
   and Foreign Currency Transactions
Net realized gain (loss) on securities and
   foreign currency transactions                              (352,254)    (2,083,279)    (4,257,018)       (402,457)       408,483
Net change in unrealized appreciation (depreciation) on
   securities and foreign currency transactions             (3,012,134)    (6,140,656)   (11,179,370)     (1,087,331)    (1,129,884)
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities
   and Foreign Currency Transactions                        (3,364,388)    (8,223,935)   (15,436,388)     (1,489,788)      (721,401)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations      $ (3,419,683)  $ (8,053,574)  $(15,555,402)   $ (1,501,420)  $   (684,747)
-----------------------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                    $        473   $      5,560             --              --   $     13,985
-----------------------------------------------------------------------------------------------------------------------------------

1. For the period from May 1, 2000 (commencement of investment operations) to December 31, 2000.

See notes to financial statements.

Berger IPT Funds o December 31, 2000 Annual Report

                                                  Financial Statements and Notes

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       Berger IPT-
                                                                        Berger IPT-                    Growth and
                                                                        Growth Fund                    Income Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                   Years Ended December 31,        Years Ended December 31,
                                                                     2000            1999            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                     $    (55,295)   $     (2,384)   $    170,361    $     15,117
Net realized gain (loss) on securities and foreign
   currency transactions                                             (352,254)        564,793      (2,083,279)      1,708,647
Net realized gain on futures contracts                                     --           1,536              --              --
Net change in unrealized appreciation (depreciation) on
   securities and foreign currency transactions                    (3,012,134)      1,552,740      (6,140,656)      6,379,926
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decease) in Net Assets
Resulting From Operations                                          (3,419,683)      2,116,685      (8,053,574)      8,103,690
-----------------------------------------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders
Dividends (from net investment income)                                     --            (919)             --              --
Distributions (in excess of net investment income)                         --            (113)             --              --
Distributions (from net realized gains on investments)(10,307)             --              --              --
Distributions (in excess of net realized gains on investments)       (381,945)             --      (1,466,713)             --
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
   Distributions to Shareholders                                     (392,252)         (1,032)     (1,466,713)             --
-----------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                          13,202,287       2,709,706      42,968,012      14,222,645
Net asset value of shares issued in reinvestment of dividends
   and distributions                                                  392,252           1,032       1,466,713              --
Payments for shares redeemed                                       (4,717,836)     (1,870,836)     (3,767,462)     (6,538,408)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from
   Fund Share Transactions                                          8,876,703         839,902      40,667,263       7,684,237
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                                          5,064,768       2,955,555      31,146,976      15,787,927

Net Assets
Beginning of Period                                                 6,665,664       3,710,109      24,871,949       9,084,022
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                    $ 11,730,432    $  6,665,664    $ 56,018,925    $ 24,871,949
-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated
   net investment loss)                                          $       (124)   $        (67)   $    164,348    $     14,491
-----------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
Shares sold                                                           646,700         192,103       1,574,865         711,283
Shares issued to shareholders in reinvestment of
   dividends and distributions                                         25,688              55          64,670              --
Shares Redeemed                                                      (253,389)       (133,093)       (142,230)       (317,174)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Shares                                                418,999          59,065       1,497,305         394,109
Shares outstanding, beginning of period                               346,890         287,825         940,355         546,246
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                     765,889         346,890       2,437,660         940,355
-----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                              Berger IPT Funds o December 31, 2000 Annual Report

28

FINANCIAL
STATEMENTS
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Berger IPT-                Berger IPT-
                                                                          Small Company             New Generation
                                                                           Growth Fund                    Fund
------------------------------------------------------------------------------------------------------------------------
                                                                     Years Ended December 31,    Year Ended December 31,
                                                                      2000             1999              2000(1)
------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment loss                                              $    (119,014)   $     (83,681)     $     (11,632)
Net realized gain (loss) on securities and foreign
   currency transactions                                            (4,257,018)       2,133,648           (402,457)
Net change in unrealized appreciation (depreciation) on
   securities and foreign currency transactions                    (11,179,370)      12,267,043         (1,087,331)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                       (15,555,402)      14,317,010         (1,501,420)
------------------------------------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders
Distributions (in Excess of Net Realized Gains on Investments)      (1,290,949)              --                 --
------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
   Distributions to Shareholders                                    (1,290,949)              --                 --
------------------------------------------------------------------------------------------------------------------------
From Fund Share Transactions
Proceeds from shares sold                                          108,366,775       39,787,939          4,505,462
Net asset value of shares issued in reinvestment of
   dividends and distributions                                       1,284,440               --                 --
Payments for shares redeemed                                       (50,656,713)     (22,628,443)          (542,281)
------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from
   Fund Share Transactions                                          58,994,502       17,159,496          3,963,181
------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                                          42,148,151       31,476,506          2,461,761

Net Assets
Beginning of period                                                 41,334,809        9,858,303                 --
------------------------------------------------------------------------------------------------------------------------
End of period                                                    $  83,482,960    $  41,334,809      $   2,461,761
------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                         --               --                 --
------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
Shares sold                                                          4,082,734        2,575,054            475,308
Shares issued to shareholders in reinvestment of
   dividends and distributions                                          62,321               --                 --
Shares redeemed                                                     (2,040,396)      (1,619,624)           (59,450)
------------------------------------------------------------------------------------------------------------------------
Net Increase in Shares                                               2,104,659          955,430            415,858
Shares outstanding, beginning of period                              1,757,923          802,493                 --
------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                    3,862,582        1,757,923            415,858
------------------------------------------------------------------------------------------------------------------------

1. For the period from May 1, 2000 (commencement of investment operations) to December 31, 2000.

See notes to financial statements.

Berger IPT Funds o December 31, 2000 Annual Report

                                                  Financial Statements and Notes

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               Berger IPT-
                                                                                              International
                                                                                                   Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                         Years Ended December 31,
                                                                                            2000           1999
-------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                                   $    36,654    $    27,828
Net realized gain on securities and foreign currency transactions                           408,483        121,214
Net change in unrealized appreciation on securities and foreign currency transactions    (1,129,884)     1,380,615
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                            (684,747)     1,529,657
-------------------------------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders
Dividends (from net investment income)                                                      (20,406)       (34,474)
-------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                 (20,406)       (34,474)
-------------------------------------------------------------------------------------------------------------------
From Fund Share Transactions
Proceeds from shares sold                                                                 5,688,143      1,641,409
Net asset value of shares issued in reinvestment of dividends and distributions              20,406         34,474
Payments for shares redeemed                                                             (4,414,510)    (2,478,881)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions                1,294,039       (802,998)
-------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                                                                  588,886        692,185

Net Assets
Beginning of period                                                                       6,122,261      5,430,076
-------------------------------------------------------------------------------------------------------------------
End of period                                                                           $ 6,711,147    $ 6,122,261
-------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                     $    49,304    $    16,221
-------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
Shares sold                                                                                 410,228        136,622
Shares issued to shareholders in reinvestment of dividends and distributions                  1,609          2,400
Shares redeemed                                                                            (317,947)      (205,121)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                            93,890        (66,099)
Shares outstanding, beginning of period                                                     418,372        484,471
-------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                           512,262        418,372
-------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                              Berger IPT Funds o December 31, 2000 Annual Report

30

NOTES TO FINANCIAL
STATEMENTS
December 31, 2000
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, Berger IPT-Growth Fund ("IPT-Growth") (formerly Berger IPT-100 Fund), Berger IPT-Growth and Income Fund ("IPT-G&I"), Berger IPT-Small Company Growth Fund ("IPT-SCG"), Berger IPT-New Generation Fund ("IPT-NGF") and Berger IPT-International Fund ("IPT-Intl") (formerly Berger/BIAM IPT-International Fund), (individually the "Fund" and collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future. IPT-NGF commenced investment operations on May 1, 2000.

The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All Shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans. All costs incurred in organizing the Trust were paid by Berger LLC ("Berger"), the investment advisor to the Funds and by BBOI Worldwide LLC ("BBOI"), the former investment advisor to IPT-Intl.

On January 19, 2000, Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI. This agreement was approved by shareholders on May 5, 2000. Upon approval of the new management agreement, Berger became IPT-INTL's advisor and BIAM continues to be responsible for the day-to-day management of the Fund's portfolio as sub-advisor. The dissolution of BBOI had no effect on the investment advisory services to IPT-Intl. Additionally, IPT-Intl was renamed Berger IPT-International Fund from Berger/BIAM IPT-International Fund.

Effective January 31, 2000, IPT-Growth formally changed its name to Berger IPT-Growth Fund from Berger IPT-100 Fund. The name change did not alter the investment objective or principal investment strategies of the Fund, or result in any change to the day-to-day management of the Fund's investments.

At December 31, 2000, Berger directly or indirectly owned 24% and 33% of the outstanding shares of IPT-NGF and IPT-Intl, respectively. Berger did not own, directly or indirectly, any of the outstanding shares of IPT-Growth, IPT-G&I or IPT-SCG at December 31, 2000.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds.

CALCULATION OF NET ASSET VALUE

Each Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.

Berger IPT Funds o December 31, 2000 Annual Report

                                                  Financial Statements and Notes

================================================================================

FEDERAL INCOME TAX STATUS

It is the Funds' policy to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Funds will be January 1, 2001. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may effect the accounting treatment of the Funds' derivative instruments and related assets. The Funds expect that the impact of the adoption of this new standard will not be material to the financial statements.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The effective date for the Funds will be January 1, 2001. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements.

COMMON EXPENSES

Certain expenses, which are are not directly allocable to a specific Fund of the Trust, are allocated to the Funds on the basis of relative net assets.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger serves as the investment advisor to the Funds. As compensation for its services to the Funds, Berger receives an investment advisory fee, which is accrued daily at the applicable rate and paid monthly according to the following schedule:

                                            Average Daily
Fund                                           Net Assets            Annual Rate
--------------------------------------------------------------------------------
IPT-SCG, IPT-NGF, IPT-INTL             First $500 million                   .85%
                                       Next $500 million                    .80%
                                       Over $1 billion                      .75%
--------------------------------------------------------------------------------
IPT-Growth, IPT-G&I                    First $500 million                   .75%
                                       Next $500 million                    .70%
                                       Over $1 billion                      .65%
--------------------------------------------------------------------------------

Effective May 12, 2000, the investment advisory fee charged to IPT-INTL was reduced from .90% of the Fund's average daily net assets to the structure indicated in the table above. Berger has delegated the day-to-day portfolio management of IPT-INTL to BIAM, which serves as the investment sub-advisor. As sub-advisor to IPT-INTL, BIAM receives a sub-advisory fee from Berger based on the average daily net assets of the Fund.

Berger has agreed to waive its advisory fees and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but

                              Berger IPT Funds o December 31, 2000 Annual Report

32

NOTES TO FINANCIAL
STATEMENTS
December 31, 2000
================================================================================

excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of both IPT-Growth and IPT-G&I, 1.15% of the average daily net assets of IPT-SCG and IPT-NGF, and 1.20% of the average daily net assets of IPT-INTL.

The Funds have entered into administrative services agreements with Berger. Berger currently provides these administrative services to the Funds at no cost.

The Trust, on behalf of the Funds, has entered into a recordkeeping and pricing agreement with State Street Bank and Trust Company ("State Street"), which also serves as the Funds' custodian. The recordkeeping and pricing agreement provides for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among the entire Berger Funds complex, which includes an annual fee component and a per meeting fee component. For the year ended December 31, 2000, such trustees' fees and expenses totaled $6,316 for the Funds.

The Funds adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3. INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) for the year ended December 31, 2000, were as follows:

Fund                      Purchases           Sales
---------------------------------------------------
IPT-Growth             $ 16,349,303     $ 8,370,505
IPT-G&I                  65,031,722      26,678,407
IPT-SCG                 129,330,473      74,292,056
IPT-NGF                   6,821,099       2,959,529
IPT-INTL                  3,564,814       2,252,740
---------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the year.


UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At December 31, 2000, the federal tax cost of securities and composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                                       Gross            Gross                Net
                    Federal       Unrealized       Unrealized      Appreciation/
Fund               Tax Cost     Appreciation     Depreciation     (Depreciation)
--------------------------------------------------------------------------------
IPT-Growth     $ 12,529,674     $  1,132,817     $ (2,080,417)     $   (947,600)
IPT-G&I          54,206,149        7,099,613       (5,321,582)        1,778,031
IPT-SCG          82,365,318       13,793,135      (14,017,569)         (224,434)
IPT-NGF           3,607,608          105,910       (1,298,476)       (1,192,566)
IPT-INTL          5,903,153        1,152,326         (369,253)          783,073
--------------------------------------------------------------------------------

FORWARD CONTRACTS AND FUTURES

Each Fund may hold certain types of forward foreign currency exchange contracts and/or futures contracts (except for IPT-INTL, which may only hold forward foreign currency exchange contracts) for the purpose of hedging each portfolio against exposure to market fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Upon entering a futures contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

SECURITIES LENDING

Under an agreement with State Street, IPT-SCG has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Fund and State Street, as lending agent.

REPURCHASE AGREEMENTS

Repurchase agreements held by a Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right

Berger IPT Funds o December 31, 2000 Annual Report

                                                  Financial Statements and Notes

================================================================================

to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statements of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. For the fiscal year ended December 31, 2000, 8% and 10% of the ordinary income distributions declared by IPT-Growth and IPT-G&I, respectively, qualified for the dividends received deduction available to corporate shareholders.

For the fiscal year ended December 31, 2000, the following percentages of capital gain distributions were considered long-term capital gains:


Fund                                              %
---------------------------------------------------
IPT-Growth                                       37
IPT-G&I                                          32
IPT-SCG                                          40
---------------------------------------------------

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. During the year ended December 31, 2000, IPT-INTL paid $13,985 of foreign taxes on $116,615 of foreign source income. The Fund will make the foreign tax credit election to pass through these taxes to shareholders.

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

During the year ended December 31, 2000, the following reclassifications were made among the components of net assets:


                                 Undistributed    Undistributed
                   Paid-in      Net Investment     Net Realized
Fund               Capital              Income            Gains
---------------------------------------------------------------
IPT-Growth      $ (57,069)           $  55,238       $   1,831
IPT-G&I                --              (20,504)         20,504
IPT-SCG          (119,014)             119,014              --
IPT-NGF           (11,632)              11,632              --
IPT-INTL               --               16,835         (16,835)
---------------------------------------------------------------

At December 31, 2000, IPT-Growth, IPT-G&I and IPT-NGF had net capital loss carryovers in the amount of $111,505, $531,354 and $74,266, respectively, which expire in the year 2008. The capital loss carryovers may be used to offset future realized capital gains for federal income tax purposes. During the current year, IPT-INTL utilized capital loss carryovers in the amount of $47,590 to offset realized gains for federal income tax purposes.

IPT-Growth, IPT-G&I, IPT-SCG and IPT-NGF incurred and elected to defer post-October 31 net capital and/or currency losses amounting to $208,425, $1,519,642, $2,407,190, and $222,956, respectively, to the year ended December 31, 2001.

4.  LINE OF CREDIT

The Funds are party to an ongoing agreement with certain banks that allows the funds managed by Berger, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. No Fund had line of credit borrowings outstanding at December 31, 2000.

5.  SUBSEQUENT EVENT

In November 2000, the trustees of IPT-G&I approved a change in the name and non-fundamental investment strategies of the Fund from that of a growth and income fund to a large cap growth fund. These changes will become effective in May 2001 when the Fund will formally change its name to Berger IPT-Large Cap Growth Fund and eliminate its secondary investment objective, which requires the Fund to invest a certain amount of its assets in securities that produce current income.


                             Berger IPT Funds o December 31, 2000 Annual Report

34

FINANCIAL
HIGHLIGHTS
================================================================================
BERGER IPT-GROWTH FUND
For a Share Outstanding Throughout the Period

                                                                              Years Ended December 31,
                                                    --------------------------------------------------------------------------------
                                                        2000            1999            1998            1997           1996(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $      19.22    $      12.89    $      11.11    $      10.39    $      10.00
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
  Net investment income (loss)                             (0.00)(5)          --            0.02            0.01            0.03
  Net realized and unrealized gains (losses) from
    investments and foreign currency transactions          (3.37)           6.33            1.79            1.39            0.36
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (3.37)           6.33            1.81            1.40            0.39
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net investment income)                      --           (0.00)(5)       (0.02)          (0.04)             --
  Distributions (from net realized gains
    on investments)                                        (0.01)             --              --           (0.64)             --
  Distributions (in excess of net realized gains
    on investments)                                        (0.52)             --           (0.01)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                          (0.53)             --           (0.03)          (0.68)             --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $      15.32    $      19.22    $      12.89    $      11.11    $      10.39
------------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                           (17.51)%         49.13%          16.29%          13.76%           3.90%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
  Net assets, end of period                         $ 11,730,432    $  6,665,664    $  3,710,109    $  1,233,892    $    331,296
  Net expense ratio to average net assets(3)                1.00%           1.00%           1.00%           1.00%           1.00%(4)
  Ratio of net investment income (loss)
    to average net assets                                  (0.48)%         (0.05)%          0.29%           0.51%           0.50%(4)
  Gross expense ratio to average net assets                 1.30%           2.19%           2.88%           9.18%           7.69%(4)
  Portfolio turnover rate(2)                                  80%            231%            258%            246%             56%

1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Amount represents less than $0.01 per share.

See notes to financial statements.

Berger IPT Funds o December 31, 2000 Annual Report

                                                            Financial Highlights

================================================================================
BERGER IPT-GROWTH AND INCOME FUND
For a Share Outstanding Throughout the Period

                                                                               Years Ended December 31,
                                                    -------------------------------------------------------------------------------
                                                         2000            1999           1998             1997           1996(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $       26.45    $      16.63   $      13.39     $      11.14    $     10.00
----------------------------------------------------------------------------------------------------------------------------------
From investment operations
  Net investment income                                      0.05            0.02           0.10             0.01           0.10
  Net realized and unrealized gains (losses) from
    investments and foreign currency transactions           (2.90)           9.80           3.25             2.75           1.04
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (2.85)           9.82           3.35             2.76           1.14
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net investment income)                       --              --          (0.11)(5)        (0.10)            --
  Distributions (from net realized gains
    on investments)                                            --              --             --            (0.39)            --
  Distributions (in excess of net realized gains
    on investments)                                         (0.62)             --             --            (0.02)            --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                           (0.62)             --          (0.11)           (0.51)            --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $       22.98    $      26.45   $      16.63     $      13.39    $     11.14
----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                            (10.75)%         59.05%         25.03%           24.99%         11.40%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
  Net assets, end of period                         $  56,018,925    $ 24,871,949   $  9,084,022     $  1,501,118    $   344,373
  Net expense ratio to average net assets(3)                 0.90%           1.00%          1.00%            1.00%          1.00%(4)
  Ratio of net investment income (loss)
    to average net assets                                    0.38%           0.10%          1.10%            1.39%          1.80%(4)
  Gross expense ratio to average net assets                  0.90%           1.19%          1.99%            9.62%          7.70%(4)
  Portfolio turnover rate(2)                                   64%            149%           426%             215%            60%

1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5. Distributions in excess of net investment income for the year ended December 31, 1998 amounted to less than $0.01 per share.

See notes to financial statements.

                              Berger IPT Funds o December 31, 2000 Annual Report

36

FINANCIAL
HIGHLIGHTS
================================================================================
BERGER IPT-SMALL COMPANY GROWTH FUND
For a Share Outstanding Throughout the Period

                                                                             Years Ended December 31,
                                                   -----------------------------------------------------------------------------
                                                       2000            1999            1998            1997            1996(1)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $      23.51    $      12.28    $      12.06    $       9.95     $      10.00
--------------------------------------------------------------------------------------------------------------------------------
From investment operations
  Net investment income                                      --              --              --            0.00(5)          0.01
  Net realized and unrealized gains (losses) from
    investments and foreign currency transactions         (1.56)          11.23            0.23            2.11            (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (1.56)          11.23            0.23            2.11            (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (in excess of net investment income)             --              --           (0.01)             --               --
  Distributions (in excess of net realized gains
    on investments)                                       (0.34)             --              --              --               --
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         (0.34)             --           (0.01)             --               --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $      21.61    $      23.51    $      12.28    $      12.06     $       9.95
--------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                           (6.55)%         91.45%           1.87%          21.21%           (0.50)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net assets, end of period                        $ 83,482,960    $ 41,334,809    $  9,858,303    $  2,719,559     $    291,362
  Net expense ratio to average net assets(3)               0.98%           1.15%           1.15%           1.15%            1.15%(4)
  Ratio of net investment income (loss)
    to average net assets                                 (0.16)%         (0.56)%         (0.11)%          0.05%            0.14%(4)
  Gross expense ratio to average net assets                0.98%           1.53%           2.19%           5.81%            8.57%(4)
  Portfolio turnover rate(2)                                111%            179%            147%            194%              80%

1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Amount represents less than $0.01 per share.

See notes to financial statements.

Berger IPT Funds o December 31, 2000 Annual Report

                                                            Financial Highlights

================================================================================
BERGER IPT-NEW GENERATION FUND
For a Share Outstanding Throughout the Period

                                                                      Period Ended
                                                              December 31, 2000(1)
----------------------------------------------------------------------------------
Net asset value, beginning of period                            $       10.00
----------------------------------------------------------------------------------
From investment operations
  Net realized and unrealized losses from
    investments and foreign currency transactions                       (4.08)
----------------------------------------------------------------------------------
Total from investment operations                                        (4.08)
----------------------------------------------------------------------------------
Net asset value, end of period                                  $        5.92
----------------------------------------------------------------------------------
Total Return(2)                                                        (40.80)%
----------------------------------------------------------------------------------

Ratios/Supplemental Data:
  Net assets, end of period                                     $   2,461,761
  Net expense ratio to average net assets(3)                             1.15%(4)
  Ratio of net investment income (loss) to average net assets           (0.69)%(4)
  Gross expense ratio to average net assets                              3.52%(4)
  Portfolio turnover rate(2)                                              123%

1. For the period from May 1, 2000 (commencement of investment operations) to December 31, 2000.

2.  Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

See notes to financial statements.

                              Berger IPT Funds o December 31, 2000 Annual Report

38

FINANCIAL
HIGHLIGHTS
================================================================================
BERGER IPT-INTERNATIONAL FUND
For a Share Outstanding Throughout the Period

                                                                       Years Ended December 31,
                                                    ----------------------------------------------------------------
                                                        2000            1999            1998           1997(1)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     14.63     $     11.21     $       9.79     $     10.00
--------------------------------------------------------------------------------------------------------------------
From investment operations
  Net investment income                                    0.10            0.03             0.08            0.05
  Net realized and unrealized gains (losses) from
    Investments and Foreign Currency Transactions         (1.59)           3.47             1.50           (0.26)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (1.49)           3.50             1.58           (0.21)
--------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net investment income)                  (0.04)          (0.08)           (0.14)             --
  Distributions (in excess of net realized gains
    on investments)                                          --              --            (0.02)             --
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         (0.04)          (0.08)           (0.16)             --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     13.10     $     14.63     $      11.21     $      9.79
--------------------------------------------------------------------------------------------------------------------
Total Return(2)                                          (10.18)%         31.24%           16.13%          (2.10)%
--------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
  Net assets, end of period                         $ 6,711,147     $ 6,122,261     $  5,430,076     $ 2,705,831
  Net expense ratio to average net assets(3)               1.20%           1.20%            1.20%           1.20%(4)
  Ratio of net investment income (loss)
    to average net assets                                  0.55%           0.51%            2.85%           0.86%(4)
  Gross expense ratio to average net assets                2.14%           2.46%            2.85%           3.83%(4)
  Portfolio turnover rate(2)                                 35%             26%              20%             14%

1. For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

2.  Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

See notes to financial statements.

Berger IPT Funds o December 31, 2000 Annual Report

REPORT OF INDEPENDENT
ACCOUNTANTS
================================================================================
To the Board of Trustees and Shareholders of Berger Institutional Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger IPT-Growth Fund, formerly Berger IPT-100 Fund, Berger IPT-Growth and Income Fund, Berger IPT-Small Company Growth Fund, Berger IPT-New Generation Fund and Berger IPT-International Fund, formerly Berger/BIAM IPT-International Fund (constituting Berger Institutional Products Trust, hereafter referred to collectively as the "Trust") at December 31, 2000, the results of each of their operations for the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001

                              Berger IPT Funds o December 31, 2000 Annual Report

[BERGER FUNDS LOGO]

                                                                          IPTANN